EXHIBIT 4.3
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NOTE:DOCUMENTARY STAMPS AND INTANGIBLE TAXES WERE PAID IN CONNECTION WITH THE VARIOUS NOTES PREVIOUSLY CONSOLIDATED AND EVIDENCE OF SAME APPEARS ON THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED JULY 31, 1997, AND RECORDED IN OFFICIAL RECORDS BOOK 26802, PAGE 888 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA. THIS BIFURCATION OF NOTE AGREEMENT BIFURCATES EXISTING INDEBTEDNESS WITHOUT ENLARGEMENT. NO ADDITIONAL INDEBTEDNESS IS BEING INCURRED AND NO ADDITIONAL DOCUMENTARY STAMPS OR INTANGIBLE TAXES ARE DUE.

                     BIFURCATION OF NOTE AGREEMENT

     THIS BIFURCATION OF NOTE AGREEMENT ("Agreement") executed effective as of September 1, 1998 by and between ARVIDA/JMB PARTNERS, L.P., a Delaware limited partnership, ARVIDA/JMB PARTNERS, a Florida general partnership, ARVIDA GRAND BAY LIMITED PARTNERSHIP IV, a Delaware limited partnership, THE AOK GROUP, a Florida general partnership, METRODRAMA JOINT VENTURE, a Florida general partnership, SOUTHEAST FLORIDA HOLDINGS, INC., an Illinois corporation, GULF AND PACIFIC COMMUNICATIONS LIMITED PARTNERSHIP, a Delaware limited partnership and WESTON HILLS COUNTRY CLUB LIMITED PARTNERSHIP, a Delaware limited partnership (jointly and severally, "Borrowers"), having an address of 900 North Michigan Avenue, Chicago, Illinois 60611 and FIRST UNION NATIONAL BANK, as Agent, a national banking association, having an address of 5581 West Oakland Park Boulevard, 2nd Floor, Lauderhill, Florida 33313 ("Lender").

                         W I T N E S S E T H:

     WHEREAS, Lender is owner and holder of a certain Consolidated and Restated Term Loan Promissory Note executed by Borrowers and dated of even date herewith in the original principal amount of $49,000,000
("Consolidated Note"), subject to the terms of that certain Credit Agreement dated July 31, 1997 ("Credit Agreement") and secured by the "Security Documents" (as defined in the Credit Agreement); and

     WHEREAS, Borrowers and Lender wish to bifurcate the Consolidated Note into two notes to remain subject to the terms of the Credit Agreement, as modified of even date, and to remain secured by the Security Documents, as modified of even date.

     NOW, THEREFORE, in consideration of the mutual benefit to be obtained, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. The above recitals are true and correct and are incorporated herein by this reference.

     2. Borrowers acknowledge that the unpaid principal balance of the Consolidated Note as of the date hereof is $49,000,000.

     3. As of the date hereof, Borrowers have no defenses, rights of set-off, claims or counterclaims against Lender under the Consolidated Note, the Credit Agreement or the Security Documents and Borrowers hereby reaffirm their obligations thereunder as modified hereby.

     4. This Agreement is not intended by Borrowers to be a novation, the existing indebtedness not being forgiven hereby, but merely bifurcated into two notes.

     5. The Consolidated Note is hereby bifurcated to evidence two debts, represented by: (a) a $30,200,000 Term Loan Restated Renewal Promissory Note, attached hereto as Exhibit A, and (b) a $18,800,000 Term Loan Restated Renewal Promissory Note, a copy of which is attached hereto as Exhibit B. Simultaneously herewith, the $18,800,000 Term Loan Restated Renewal Promissory Note, a copy of which is attached hereto as Exhibit B shall be assigned by Lender to Bank United, a federal savings bank, due to which intended assignment the bifurcated notes attached hereto as Exhibit A and Exhibit B contain references to multiple lenders so as to be consistent with the Credit Agreement, as modified of even date.

     IN WITNESS WHEREOF, the parties have executed this Bifurcation of Note Agreement the day and year first above written.

                                  BORROWERS:

                                  ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       its sole general partner

                                       By:

Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]


                                  ARVIDA /JMB PARTNERS, a Florida general
partnership

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, a general
partner

                                  By:  Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]


                                  ARVIDA GRAND BAY LIMITED PARTNERSHIP
IV,
                                  a Delaware limited partnership

                                  By:  ARVIDA GRAND BAY MANAGERS, INC.,
                                       a Delaware corporation, its sole
general partner


                                  By:  Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]



                                  THE AOK GROUP, a Florida general
partnership

                                  By:  ARVIDA/JMB PARTNERS, L.P.,
                                       a Delaware limited partnership, a
general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             a Delaware corporation, its
sole general partner

                                       By:   Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]

                                  By:  ARVIDA/JMB PARTNERS, a Florida
general partnership, a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             Delaware corporation, a
general partner

                                       By:   Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]

                                  METRODRAMA JOINT VENTURE,
                                  a Florida general partnership

                                  By:  ARVIDA/JMB PARTNERS, L.P.,
                                       a Delaware limited partnership,
                                       a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             a Delaware corporation, its
sole
                                             general partner

                                             By:   Stephen A. Lovelette,
                                                   Vice President
                                                       [CORPORATE SEAL]

                                  By:  ARVIDA/JMB PARTNERS, a Florida
general partnership, a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
a Delaware corporation, a general partner

                                       By:   Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]


                                  SOUTHEAST FLORIDA HOLDINGS, INC.,
                                  an Illinois corporation

     By:                          Stephen A. Lovelette,
                                  Vice President
                                                       [CORPORATE SEAL]

                                  GULF AND PACIFIC COMMUNICATIONS
                                  LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                  By:  PACIFIC PROPERTIES, INC., an
Illinois corporation, its sole general partners

     By:                               Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]

                                  WESTON HILLS COUNTRY CLUB LIMITED
PARTNERSHIP, a Delaware limited partnership

                                  By:  WHCC, INC., an Illinois
corporation,
                                       its sole general partner

                                  By:  Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]




                                  LENDER:

                                  FIRST UNION NATIONAL BANK,
                                  a national banking association

                                  By:


                                  Print Name:

                                  Title:



                                                       [CORPORATE SEAL]

             EXHIBIT "A" TO BIFURCATION OF NOTE AGREEMENT

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE.

                               TERM LOAN
                            PROMISSORY NOTE

$30,200,000                           Effective Date: September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, its successors or assigns (the "Lender"), the principal sum of THIRTY MILLION TWO HUNDRED THOUSAND DOLLARS ($30,200,000), or the Lender's Actual Share of all sums as may be advanced under the Term Loan Commitment, pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 "Actual Share" means the percentage interest of the Lender in the Advance made pursuant to the Term Loan Commitment.

     1.2 "Adjusted LIBO Rate" means, relative to any LIBO Rate Tranche to be made, continued or maintained as, or converted into, a LIBO Rate Tranche for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the quotient of
(i) the LIBO Rate applicable to the relevant Interest Period, divided by
(ii) the result of one minus the Reserve Percentage applicable to such Interest Period.

     1.3 "Agent" means First Union National Bank, a national banking association.

     1.4 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which the Agent is closed pursuant to authorization or requirement of law.

     1.5 "Committed Share" means the percentage interest of the Lender in the Term Loan Commitment.

     1.6 "Credit Agreement" means the Credit Agreement dated July 31, 1997 between Lender and the Borrower (among others), as amended, of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.7 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).

     1.8 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.9 "Interest Period" means, in the case of a LIBO Rate Tranche, the period commencing on (and including) the Business Banking Day selected by the Makers as the date on which such LIBO Rate Tranche is made or continued as, or converted into a LIBO Rate Tranche pursuant to the terms of this Note, and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or if such month has no numerically corresponding day, on the last Business Banking Day of such month), in each case as the Makers may select, provided that (a) if such Interest Period would otherwise end on a day which is not a Business Banking Day, such Interest Period shall end on the next following Business Banking Day (unless, in the case of a LIBO Rate Tranche, such next following Business Banking Day is the first Business Banking Day of the calendar month, in which case such Interest Period shall end on the Business Banking Day next preceding such numerically corresponding day); and (b) no Interest Period may end on a date later than the Maturity Date.

     1.10 "LIBO Rate" means, relative to any Interest Period, a rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the rate for US dollar deposits with maturities comparable to such Interest Period for delivery on the first day of such Interest Period which appears on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the commencement date of the Interest Period. If at least two
(2) such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. The Agent may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, the Agent may, in its discretion, use rate quotations for daily or annual periods in lieu of quotations for substantially equivalent monthly periods, in the absence of such quotations for substantially equivalent monthly periods. Each determination of the LIBO Rate applicable to a particular Interest Period shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.

     1.11 "LIBO Rate Tranche" means a Tranche bearing interest at all times during the Interest Period applicable to such Tranche, at a fixed rate of interest equal to the Note LIBO Rate applicable to such Interest Period.

     1.12 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.13 "Loan Year" means each of the twelve (12) month periods commencing on July 31, 1997 and on the first, second and third anniversaries hereof.

     1.14 "London Banking Day" means each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

     1.15  "Maturity Date" means the earlier of: (i) July 31, 2001 and
(ii) any earlier date upon which the principal balance outstanding hereunder, together with all interest accrued thereon, shall become immediately due and payable following an Event of Default, in accordance with provisions of the Credit Agreement.

     1.16 "Note" means this Term Loan Promissory Note, in the amount of the Lender's Committed Share of the Term Loan Commitment, as same maybe amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.17 "Note LIBO Rate" means the Adjusted LIBO Rate applicable to a specific LIBO Rate Tranche selected by the Makers for a relevant Interest Period, plus 175 basis points.

     1.18 "Note Prime Rate" means the Prime Rate applicable to the Prime Rate Tranche. The Note Prime Rate shall be increased or decreased effective on any date on which the Prime Rate shall be increased or decreased.

     1.19 "Other Lender" means, Bank United, a federal savings bank, also being a "Lender".

     1.20 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank, as its Prime Rate. The Prime Rate is a reference rate for the information and use of the Agent in establishing the actual rates to be charged to borrowers and is not necessarily the lowest rate charged by the Agent. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, the Agent, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.21 "Prime Rate Tranche" means a Tranche bearing interest at the Note Prime Rate.

     1.22 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other rule, regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     1.23 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.

     1.24 "Reserve Percentage" means the stated maximum rate (expressed as a decimal) at which reserves are required to be maintained by the Agent during an Interest Period, including, without limitation (i) any basis, supplemental, marginal, or emergency reserve under any regulations of any governmental authority to which the Agent is subject, (ii) any reserve prescribed by the Board of Governors of the Federal Reserve System (or any successor), including, without limitation, Regulation D, for determining the maximum reserve requirement in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the LIBO Rate is determined). Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by the Agent under any regulation of any governmental authority to which the Agent is subject against (a) any category of liabilities that include deposits with reference to which the LIBO Rate is to be determined or (b) any category of extension of credit or other assets that includes loans bearing interest at a rate based on the LIBO Rate. Each determination of the Reserve Percentage shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.

     1.25 "Security Documents" has the meaning ascribed to such term in the Credit Agreement.

     1.26 "Term Loan Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.27 "Term Loan Notes" means this Note and the other Term Loan Note executed by the Makers in favor of the Other Lenders, each dated of even date herewith, in the aggregate amount of the Term Loan Commitment, as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.

     1.28 "Tranche" means any portion of the outstanding principal balance under the Term Loan Notes bearing interest at the applicable Note LIBO Rate for a specific Interest Period, as selected by the Makers in accordance with Section 2.1, below, and any portion of the outstanding principal balance under the Term Loan Notes which may from time to time bear interest at the Note Prime Rate.

20   Selection and Calculation of Interest Rate.

     2.1 Provided that no Event of Default or circumstance which with the passage of time or giving of notice would become an Event of Default then exists under the Loan Documents, and provided there shall at no time be permitted to exist more than four LIBO Rate Tranches with respect to the total principal balance outstanding under the Term Loan Notes, the Makers shall have the right to elect to have the Note LIBO Rate then in effect for an Interest Period apply to a LIBO Rate Tranche, in accordance with, and subject to the provisions of this Section 2.1. To make an election to have such Note LIBO Rate apply to any LIBO Rate Tranche, from time to time, the Makers shall give to the Agent irrevocable notice (a "Rate Election Notice") not later than 11:00 a.m. (Ft. Lauderdale, Florida time) at least three (3) Business Banking Days prior to the commencement date of each such Interest Period, which Rate Election Notice shall be addressed as follows, and shall be given in writing (by telecopy, hand delivery, or overnight delivery service), in accordance with the provisions of Section 11.4 of the Credit Agreement:

           Dana Hunter, Vice President
           First Union National Bank
           5581 West Oakland Park Blvd., 2nd Floor
           Lauderhill, Florida 33313
           (954) 467-5543
           Fax: (954) 467-5557

Each such Rate Election Notice shall be in the form attached hereto as
Schedule 1 and shall specify: (i) the commencement day of the Interest Period which shall be a Business Banking Day (and, with respect to any then existing LIBO Rate Tranche, shall not be a date prior to the termination date of such then existing LIBO Rate Tranche), (ii) the principal amount of the LIBO Rate Tranche which shall be subject to the application of the Note LIBO Rate, which shall be in a minimum amount of $2,000,000.00, and in multiples of $100,000.00 and (iii) the applicable Interest Period which shall apply to such LIBO Rate Tranche, provided, however, that no Interest Period may extend beyond the Maturity Date.

     2.2 If the Agent determines, absent manifest error, that the maintenance of any Note LIBO Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, of if the Agent determines that the interest rate applicable to the Note LIBO Rate does not accurately reflect the cost of maintaining any LIBO Rate Tranche subject to such rate, then, at the election of the Agent, the Makers shall not be entitled thereafter to select a Note LIBO Rate to be applicable to any portions of the total outstanding principal balance under the Term Loan Notes, and the interest rate applicable to all of the outstanding principal balance under the Term Loan Notes then subject to the Note LIBO Rate for any applicable Interest Period, shall, upon the expiration of all such applicable Interest Periods, be converted to the Prime Rate.

     2.3   In the event that the Makers shall fail to provide a timely
Rate Election Notice for the election of the Note LIBO Rate to apply to any Advance or to any LIBO Rate Tranche, as of the termination date of the applicable Interest Period for such Tranche, then as the date of such Advance, or as of such termination date of such LIBO Rate Tranche, as the case may be, the Prime Rate shall apply to such Advance or LIBO Rate Tranche until the next eligible effective date for which the Makers shall have provided a timely Rate Election Notice, and such Advance or such principal amount previously comprising a LIBO Rate Tranche, shall thereafter be deemed to be included in the Prime Rate Tranche.

     2.4 Interest shall be calculated on the daily total outstanding balance of all Advances of Loan Proceeds under the Term Loan Commitment, as such Advances are evidenced by the Term Loan Notes, as follows:
(i) interest shall accrue on each LIBO Rate Tranche, commencing with the effective date for each such LIBO Rate Tranche, at the applicable Note LIBO Rate for the applicable Interest Period and (ii) interest shall accrue on the Prime Rate Tranche, which shall comprise all of the outstanding principal balance under the Term Loan Notes not otherwise subject to a LIBO Rate Tranche, at the Note Prime Rate, changing when and as the Prime Rate changes. Interest shall be computed through and including the date of any payment and shall be calculated for actual days elapsed on the basis of a 360 day year (i.e. interest for each day on which any principal is outstanding shall be calculated at the applicable interest rate described above, divided by 360).

30   Payment of Interest and Principal.

     3.1 Interest, calculated as above provided, shall be due and payable by the Makers to the Agent, for the account of the Lender and Other Lender, in accordance with their Actual Shares of the total outstanding principal balance of the Term Loan Notes, subject to the provisions of
Section 3.7 hereof, on the first Business Banking Day of the first calendar month immediately following the Advance of Loan Proceeds under the Term Loan Commitment and continuing on the first day of each month thereafter until the Maturity Date.

     3.2 The Makers shall make payments in reduction of the total principal balance outstanding under the Term Loan Notes, as follows:

           (a) The Makers shall pay to the Agent, for the account of the Lender and the Other Lender, on or before the last Business Banking Day of each Loan Year, the sum of $12,500,000.00 (the "Minimum Required
Curtailment").

           (b) The Makers shall pay to the Agent, for the account of the Lender and the Other Lender, on each ARC Payment Date, an amount (the "Additional Required Curtailment") calculated as follows:

                 (A) On the 1999 February ARC Payment Date and each subsequent February ARC Payment Date, an amount equal to the sum of:
(x) the ARC Deficit, if any, to the extent the ARC Deficit does not exceed the Adjusted CFAPF for the fiscal year ended on the immediately preceding December 31, plus (y) twenty-five percent (25%) of the remainder of the Adjusted CFAPF for the fiscal year ended on the immediately preceding December 31, after any payment of the ARC Deficit pursuant to subparagraph
(x) hereinabove.

                 (B) On each August ARC Payment Date, an amount equal to the sum of: (x) the ARC Deficit, if any, plus (y) twenty-five percent (25%) of the remainder of any Distribution then made, after any payment of the ARC Deficit pursuant to subparagraph (x) hereinabove.

                 (C) Notwithstanding anything herein to the contrary, those portions of the Additional Required Curtailment calculated pursuant to subpart (y) of subsection (A); and subpart (y) of subsection (B) shall in the aggregate, in any one (1) Loan Year, not exceed $6,250,000.00.

           The term "Adjusted CFAPF" means Cash Flow After Project Financing less all Term Loan Principal Payments and all interest paid on the Term Loan during the preceding fiscal year.

           The term "Cash Flow After Project Financing" has the meaning ascribed to such term in the Credit Agreement.

           The term "Distribution" has the meaning ascribed to such term in the Credit Agreement.

           The term "ARC Deficit" means: (i) as of any ARC Payment Date in the second Loan Year, the difference of $18,750,000.00 less the sum of all Term Loan Payments theretofore paid, (ii) as of any ARC Payment Date in the third Loan Year, the difference of $37,500,000.00 less the sum of all Term Loan Payments theretofore paid and (iii) as of any ARC Payment Date in the fourth Loan Year, the difference of $56,250,000.00 less the sum of all Term Loan Payments theretofore paid (for the purpose of this Note, the first "Loan Year" shall be deemed to have commenced July 31, 1997).

           The term "ARC Payment Date" means: (i) any Business Banking Day in any August of any Loan Year, on which a Distribution is made, if any (an "August ARC Payment Date"), and (ii) the first Business Day of each February of each Loan Year, or such later date in February on which the Makers intend to make a Distribution, provided the Makers shall have notified the Lender and the Other Lenders of such later date, in writing, not later than January 15 of such year (a "February ARC Payment Date").

           The term "Term Loan Principal Payments" means, as of any ARC Payment Date, all payments which have theretofore been made toward the reduction of the outstanding principal balance under the Term Loan, including, without limitation, all payments of Minimum Required Curtailments made in the same Loan Year and all prior Loan Years, all payments of Additional Required Curtailments made in the same Loan Year and all prior Loan Years and all prior voluntary prepayments made in the same Loan Year and all prior Loan Years.

           (c) The total outstanding principal under the Term Loan Notes and all accrued but unpaid interest shall be fully due and payable on the Maturity Date.

     3.3 All payments of principal and interest under the Term Loan Notes shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     3.4 The Term Loan Notes may be prepaid in whole or in part at any time and from time to time, without penalty or premium, provided: (i) any such prepayment shall be preceded by at least three (3) Business Banking Days' prior written notice to the Agent and (ii) any such prepayment shall be accompanied by accrued interest to the date of prepayment and any other obligations and payments then due under the terms of the Term Loan Notes. If the Makers shall make a payment or prepayment of all or any portion of the principal amount outstanding then subject to a LIBO Rate Tranche, prior to the applicable termination date thereof (including, without limitation, upon the acceleration of the Maturity Date following an Event of Default), or the Makers shall attempt to rescind a Rate Election Notice for a specified LIBO Rate Tranche, after the Makers have submitted such Rate Election Notice to the Agent, then, within three (3) Business Banking Days following written notice from the Agent, the Makers shall pay to the Agent the amount of any loss or cost incurred by the Agent, the Lender or the Other Lender resulting therefrom, including, without limitation, any loss or cost resulting from the liquidation or re-employment of deposits required to fund or maintain the subject LIBO Rate Tranche, not to exceed the amount of interest which would have been earned on the amount prepaid for the balance of the subject Interest Period, at a rate equal to the difference, not less than zero, of the LIBO Rate as of the first day of the Interest Period less the LIBO Rate as of the date of such prepayment, for a corresponding Interest Period commencing on the date of such prepayment. The obligations of the Makers under this section shall survive payment of the Term Loan Notes.

     3.5 The Term Loan is a non-revolving loan, so that the Makers shall not have the right to request re-advances of prepaid monies.

     3.6   All payments of principal and interest under the Term Loan
Notes shall be made in immediately available funds by 11:00 a.m.
(Ft. Lauderdale, Florida time) on a Business Banking Day, to the Agent for the account of the Lenders, at the office of the Agent at First Union National Bank, 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166, Attention: Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida," Attention: Jane Hurley, or at such other place as the Agent may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Term Loan Notes become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).

     3.7 Notwithstanding anything to the contrary set forth herein, the Agent shall provide the Makers with written notice prior to the first Business Banking Day of each month of the interest installment with respect to the Term Loan Notes which is payable on such first Business Banking Day of such month. With respect to each such monthly installment of interest, the Agent and the Lenders hereby grant to the Makers a grace period for the payment of same, which shall extend to the later of: (a) the fifteenth
(15th) day of the month or (b) if the Makers shall not have received written notice of the monthly interest installment from the Agent, prior to the first Business Banking Day of any month and the Makers shall have provided written notice to the Agent, no later than such first Business Banking Day of the month, of such Agent's failure to provide the Makers with written notice of such interest installment, then, the date fifteen
(15) days from receipt by the Makers of such written notice of the monthly interest installment. If the Agent shall not receive written notice from the Makers on or before the first Business Banking Day of a month, of the Agent's failure to provide written notice of an interest installment, then, for all purposes of this Note, notwithstanding that the Makers may later request such written notice of such interest installment, such grace period shall extend to no later than the fifteenth (15th) day of such month.

     3.8 Any payment required to be paid by the Term Loan Notes, the Loan Documents or the Credit Agreement, with the exception of interest and principal, shall be due and payable no later than fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment.

     3.9 Provided the Agent has not exercised its right to accelerate the Term Loan Notes as provided in the Term Loan Notes, the Credit Agreement or the other Loan Documents: (a) in the event any payment of principal required under the Term Loan Notes, either pursuant to the terms hereof or the terms of the Credit Agreement, is not received by the Agent, for the account of the Lender and Other Lender, by the fifteenth (15th) day following the day on which such payment is due, the Makers shall pay to the Agent, for the account of the Lender and Other Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest, and (b) in the event any scheduled payment of interest required under the Term Loan Notes is not received by the Agent, for the account of the Lender and Other Lenders, by the later of (i) fifteen (15) days from receipt by the Makers of written notice of the monthly interest installment and (ii) the fifteenth (15th) day of such month, the Makers shall pay to the Agent, for the account of the Lender and Other Lenders, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest. Further, if any payment required to be paid by the Term Loan Notes, the Credit Agreement or the other Loan Documents, with the exception of interest and principal, is not paid within fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment, the Makers shall pay to the Agent, for the account of the Lender and Other Lenders, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest.

40   Collateral Security.  This Note and the other Term Loan Note are issued pursuant to the Credit Agreement. This Note and the other Term Loan Note are secured by the Credit Agreement, the Security Documents and the other Loan Documents. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Note and the other Term Loan Note.

50   Events of Default.

     5.1 Upon the occurrence of an Event of Default, the Agent may, and upon the direction of the Required Lenders, shall declare the entire amount of this Note and the other Term Loan Note, including the principal balance then outstanding thereunder, together with all interest accrued thereon, to be immediately due and payable, without notice, (the Makers hereby expressly waive notice of such Event of Default), time being of the essence of this Term Loan Note and the other Term Loan Note. Any Event of Default under this Note shall be an Event of Default under all other Loan Documents and any Event of Default under any other Loan Document shall be an Event of Default hereunder.

     5.2 In the event the Agent accelerates the Term Loan Notes as herein provided or the full amount of outstanding principal and interest under the Term Loan Notes is not fully repaid to the Agent, for the account of the Lenders on or before the Maturity Date, then the entire unpaid principal balance under the Term Loan Notes, together with all interest accrued thereon, shall bear interest from the date of an Event of Default or from the Maturity Date, respectively, at the Default Rate. Any late charge paid by the Makers shall be applied to the interest charged at the Default Rate after acceleration of the Term Loan Notes.

     5.3 The remedies of the Agent, the Lender and Other Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by the Agent in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary, neither the Agent, the Lender or the Other Lender shall take any action, including, without limitation, in connection with the enforcement of any of their rights under the Term Loan Notes, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by the Agent, or the Other Lender, as the case may be, with respect to all of the Term Loan Notes and in accordance with the provisions of the Credit Agreement.

60   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by the Term Loan Notes, to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by the Term Loan Notes, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by the Agent, the Lender and the Other Lender, and all such excess shall be paid by the Agent, the Lender or the Other Lender, as the case shall be, to the Makers or to any party liable for the payment of the Loan evidenced by the Term Loan Notes, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under the Note and the other Term Loan Notes is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

70   Waivers/Miscellaneous Matters.

     7.1 The Term Loan Notes are to be construed according to the appli-cable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note and the other Term Loan Notes is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of the Agent, subject to and in accordance with the terms of the Credit Agreement.

     7.2 The Term Loan Notes may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     7.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note and the other Term Loan Note hereby consents to any extension or renewal of this Note and the other Term Loan Note or any part thereof, without notice, and agrees that it will remain liable under this Note and the other Term Loan Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     7.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and neither the Agent, the Lender or the Other Lender shall have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with the Term Loan Notes, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of the Agent, the Lender, the Other Lender and their successors and assignees under or in connection with the Term Loan Notes, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications, shall be limited to the assets of the Makers, and the Agent, the Lender, the Other Lender and each of their successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of the Term Loan Notes, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither the Agent, the Lender or the Other Lender nor any of their successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute).

As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     7.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     7.6 All sums received by the Agent for application to this Note and the other Term Loan Note shall be applied by the Agent in the manner set forth in Section 2.8 of the Credit Agreement.

     7.7 The Makers are strictly liable for and hereby agree to pay or reimburse the Agent (but not the Other Lender) for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the other Term Loan Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Agent, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     7.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note and the other Term Loan Note shall be given in accordance with the notice provisions of Section 11.4 of the Credit Agreement.

     7.9 As used herein, the terms "Makers," "Agent," "Lender" and "Other Lender" shall be deemed to include their respective successors and assigns.

     7.10 In the event any one or more of the provisions of this Note or the other Term Loan Note shall for any reasons be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note or the other Term Loan Note operates or would prospectively operate to invalidate this Note or the other Term Loan Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note or the other Term Loan Note. The remaining provisions of this Note and the other Term Loan Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note or the other Term Loan Notes are inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with the Term Loan Notes, the Term Loan Note shall control.

     7.11 It is expressly understood and agreed that neither the Agent, the Lender or any Other Lender shall ever be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     7.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof (a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note and the other Term Loan Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note and the other Term Loan Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note and the other Term Loan Note or other modifications from time to time prior to or after the Maturity Date, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon, (d) expressly agree that the Agent and/or the Lender or Other Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note and the other Term Loan Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly liable for all sums due under this Note, the other Term Loan Note and the other Loan Documents subject to the terms and conditions hereof and thereof.

     7.13 Neither the Agent or the Lender or Other Lender shall be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     7.14 Neither this Note or the other Term Loan Note nor any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     7.15 Failure to accelerate this Note or the other Term Loan Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of the Agent or the Lender or Other Lender to thereafter insist upon strict compliance with the terms of this Note and the other Term Loan Note without previous notice of such intention being given to the Makers.

     7.16 Notwithstanding anything to the contrary in this Note, the other Term Loan Notes, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     7.17 The section headings of this Note and the other Term Loan Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note or the other Term Loan Note.

     THE MAKERS AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER TERM LOAN NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS, THE AGENT, THE LENDER OR ANY OTHER LENDER.

                        SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]



                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                      [CORPORATE SEAL]





                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]






                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]







                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]






                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Stephen A. Lovelette,
                                  Vice President

                                                       [CORPORATE SEAL]

                              SCHEDULE 1

             EXHIBIT "B" TO BIFURCATION OF NOTE AGREEMENT

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE.

                               TERM LOAN
                            PROMISSORY NOTE

$18,800,000                           Effective Date: September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, its successors or assigns (the "Lender"), the principal sum of EIGHTEEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($18,800,000), or the Lender's Actual Share of all sums as may be advanced under the Term Loan Commitment, pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 "Actual Share" means the percentage interest of the Lender in the Advance made pursuant to the Term Loan Commitment.

     1.2 "Adjusted LIBO Rate" means, relative to any LIBO Rate Tranche to be made, continued or maintained as, or converted into, a LIBO Rate Tranche for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the quotient of
(i) the LIBO Rate applicable to the relevant Interest Period, divided by
(ii) the result of one minus the Reserve Percentage applicable to such Interest Period.

     1.3 "Agent" means First Union National Bank, a national banking association.

     1.4 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which the Agent is closed pursuant to authorization or requirement of law.

     1.5 "Committed Share" means the percentage interest of the Lender in the Term Loan Commitment.

     1.6 "Credit Agreement" means the Credit Agreement dated July 31, 1997 between Lender and the Borrower (among others), as amended, of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.7 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).

     1.8 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.9 "Interest Period" means, in the case of a LIBO Rate Tranche, the period commencing on (and including) the Business Banking Day selected by the Makers as the date on which such LIBO Rate Tranche is made or continued as, or converted into a LIBO Rate Tranche pursuant to the terms of this Note, and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or if such month has no numerically corresponding day, on the last Business Banking Day of such month), in each case as the Makers may select, provided that (a) if such Interest Period would otherwise end on a day which is not a Business Banking Day, such Interest Period shall end on the next following Business Banking Day (unless, in the case of a LIBO Rate Tranche, such next following Business Banking Day is the first Business Banking Day of the calendar month, in which case such Interest Period shall end on the Business Banking Day next preceding such numerically corresponding day); and (b) no Interest Period may end on a date later than the Maturity Date.

     1.10 "LIBO Rate" means, relative to any Interest Period, a rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the rate for US dollar deposits with maturities comparable to such Interest Period for delivery on the first day of such Interest Period which appears on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the commencement date of the Interest Period. If at least two
(2) such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. The Agent may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, the Agent may, in its discretion, use rate quotations for daily or annual periods in lieu of quotations for substantially equivalent monthly periods, in the absence of such quotations for substantially equivalent monthly periods. Each determination of the LIBO Rate applicable to a particular Interest Period shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.

     1.11 "LIBO Rate Tranche" means a Tranche bearing interest at all times during the Interest Period applicable to such Tranche, at a fixed rate of interest equal to the Note LIBO Rate applicable to such Interest Period.

     1.12 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.13 "Loan Year" means each of the twelve (12) month periods commencing on July 31, 1997 and on the first, second and third anniversaries hereof.

     1.14 "London Banking Day" means each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

     1.15  "Maturity Date" means the earlier of: (i) July 31, 2001 and
(ii) any earlier date upon which the principal balance outstanding hereunder, together with all interest accrued thereon, shall become immediately due and payable following an Event of Default, in accordance with provisions of the Credit Agreement.

     1.16 "Note" means this Term Loan Promissory Note, in the amount of the Lender's Committed Share of the Term Loan Commitment, as same maybe amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.17 "Note LIBO Rate" means the Adjusted LIBO Rate applicable to a specific LIBO Rate Tranche selected by the Makers for a relevant Interest Period, plus 175 basis points.

     1.18 "Note Prime Rate" means the Prime Rate applicable to the Prime Rate Tranche. The Note Prime Rate shall be increased or decreased effective on any date on which the Prime Rate shall be increased or decreased.

     1.19 "Other Lender" means, Bank United, a federal savings bank, also being a "Lender".

     1.20 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank, as its Prime Rate. The Prime Rate is a reference rate for the information and use of the Agent in establishing the actual rates to be charged to borrowers and is not necessarily the lowest rate charged by the Agent. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, the Agent, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.21 "Prime Rate Tranche" means a Tranche bearing interest at the Note Prime Rate.

     1.22 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other rule, regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     1.23 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.

     1.24 "Reserve Percentage" means the stated maximum rate (expressed as a decimal) at which reserves are required to be maintained by the Agent during an Interest Period, including, without limitation (i) any basis, supplemental, marginal, or emergency reserve under any regulations of any governmental authority to which the Agent is subject, (ii) any reserve prescribed by the Board of Governors of the Federal Reserve System (or any successor), including, without limitation, Regulation D, for determining the maximum reserve requirement in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the LIBO Rate is determined). Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by the Agent under any regulation of any governmental authority to which the Agent is subject against (a) any category of liabilities that include deposits with reference to which the LIBO Rate is to be determined or (b) any category of extension of credit or other assets that includes loans bearing interest at a rate based on the LIBO Rate. Each determination of the Reserve Percentage shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.

     1.25 "Security Documents" has the meaning ascribed to such term in the Credit Agreement.

     1.26 "Term Loan Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.27 "Term Loan Notes" means this Note and the other Term Loan Note executed by the Makers in favor of the Other Lenders, each dated of even date herewith, in the aggregate amount of the Term Loan Commitment, as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.
     1.28 "Tranche" means any portion of the outstanding principal balance under the Term Loan Notes bearing interest at the applicable Note LIBO Rate for a specific Interest Period, as selected by the Makers in accordance with Section 2.1, below, and any portion of the outstanding principal balance under the Term Loan Notes which may from time to time bear interest at the Note Prime Rate.

20   Selection and Calculation of Interest Rate.

     2.1 Provided that no Event of Default or circumstance which with the passage of time or giving of notice would become an Event of Default then exists under the Loan Documents, and provided there shall at no time be permitted to exist more than four LIBO Rate Tranches with respect to the total principal balance outstanding under the Term Loan Notes, the Makers shall have the right to elect to have the Note LIBO Rate then in effect for an Interest Period apply to a LIBO Rate Tranche, in accordance with, and subject to the provisions of this Section 2.1. To make an election to have such Note LIBO Rate apply to any LIBO Rate Tranche, from time to time, the Makers shall give to the Agent irrevocable notice (a "Rate Election Notice") not later than 11:00 a.m. (Ft. Lauderdale, Florida time) at least three (3) Business Banking Days prior to the commencement date of each such Interest Period, which Rate Election Notice shall be addressed as follows, and shall be given in writing (by telecopy, hand delivery, or overnight delivery service), in accordance with the provisions of Section 11.4 of the Credit Agreement:

           Dana Hunter, Vice President
           First Union National Bank
           5581 West Oakland Park Blvd., 2nd Floor
           Lauderhill, Florida 33313
           (954) 467-5543
           Fax: (954) 467-5557

Each such Rate Election Notice shall be in the form attached hereto as
Schedule 1 and shall specify: (i) the commencement day of the Interest Period which shall be a Business Banking Day (and, with respect to any then existing LIBO Rate Tranche, shall not be a date prior to the termination date of such then existing LIBO Rate Tranche), (ii) the principal amount of the LIBO Rate Tranche which shall be subject to the application of the Note LIBO Rate, which shall be in a minimum amount of $2,000,000.00, and in multiples of $100,000.00 and (iii) the applicable Interest Period which shall apply to such LIBO Rate Tranche, provided, however, that no Interest Period may extend beyond the Maturity Date.

     2.2 If the Agent determines, absent manifest error, that the maintenance of any Note LIBO Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, of if the Agent determines that the interest rate applicable to the Note LIBO Rate does not accurately reflect the cost of maintaining any LIBO Rate Tranche subject to such rate, then, at the election of the Agent, the Makers shall not be entitled thereafter to select a Note LIBO Rate to be applicable to any portions of the total outstanding principal balance under the Term Loan Notes, and the interest rate applicable to all of the outstanding principal balance under the Term Loan Notes then subject to the Note LIBO Rate for any applicable Interest Period, shall, upon the expiration of all such applicable Interest Periods, be converted to the Prime Rate.

     2.3   In the event that the Makers shall fail to provide a timely
Rate Election Notice for the election of the Note LIBO Rate to apply to any Advance or to any LIBO Rate Tranche, as of the termination date of the applicable Interest Period for such Tranche, then as the date of such Advance, or as of such termination date of such LIBO Rate Tranche, as the case may be, the Prime Rate shall apply to such Advance or LIBO Rate Tranche until the next eligible effective date for which the Makers shall have provided a timely Rate Election Notice, and such Advance or such principal amount previously comprising a LIBO Rate Tranche, shall thereafter be deemed to be included in the Prime Rate Tranche.

     2.4 Interest shall be calculated on the daily total outstanding balance of all Advances of Loan Proceeds under the Term Loan Commitment, as such Advances are evidenced by the Term Loan Notes, as follows:
(i) interest shall accrue on each LIBO Rate Tranche, commencing with the effective date for each such LIBO Rate Tranche, at the applicable Note LIBO Rate for the applicable Interest Period and (ii) interest shall accrue on the Prime Rate Tranche, which shall comprise all of the outstanding principal balance under the Term Loan Notes not otherwise subject to a LIBO Rate Tranche, at the Note Prime Rate, changing when and as the Prime Rate changes. Interest shall be computed through and including the date of any payment and shall be calculated for actual days elapsed on the basis of a 360 day year (i.e. interest for each day on which any principal is outstanding shall be calculated at the applicable interest rate described above, divided by 360).

30   Payment of Interest and Principal.

     3.1 Interest, calculated as above provided, shall be due and payable by the Makers to the Agent, for the account of the Lender and Other Lender, in accordance with their Actual Shares of the total outstanding principal balance of the Term Loan Notes, subject to the provisions of
Section 3.7 hereof, on the first Business Banking Day of the first calendar month immediately following the Advance of Loan Proceeds under the Term Loan Commitment and continuing on the first day of each month thereafter until the Maturity Date.

     3.2 The Makers shall make payments in reduction of the total principal balance outstanding under the Term Loan Notes, as follows:

           (a) The Makers shall pay to the Agent, for the account of the Lender and the Other Lender, on or before the last Business Banking Day of each Loan Year, the sum of $12,500,000.00 (the "Minimum Required
Curtailment").

           (b) The Makers shall pay to the Agent, for the account of the Lender and the Other Lender, on each ARC Payment Date, an amount (the "Additional Required Curtailment") calculated as follows:

                 (A) On the 1999 February ARC Payment Date and each subsequent February ARC Payment Date, an amount equal to the sum of:
(x) the ARC Deficit, if any, to the extent the ARC Deficit does not exceed the Adjusted CFAPF for the fiscal year ended on the immediately preceding December 31, plus (y) twenty-five percent (25%) of the remainder of the Adjusted CFAPF for the fiscal year ended on the immediately preceding December 31, after any payment of the ARC Deficit pursuant to subparagraph
(x) hereinabove.

                 (B) On each August ARC Payment Date, an amount equal to the sum of: (x) the ARC Deficit, if any, plus (y) twenty-five percent (25%) of the remainder of any Distribution then made, after any payment of the ARC Deficit pursuant to subparagraph (x) hereinabove.

                 (C) Notwithstanding anything herein to the contrary, those portions of the Additional Required Curtailment calculated pursuant to subpart (y) of subsection (A); and subpart (y) of subsection (B) shall in the aggregate, in any one (1) Loan Year, not exceed $6,250,000.00.

           The term "Adjusted CFAPF" means Cash Flow After Project Financing less all Term Loan Principal Payments and all interest paid on the Term Loan during the preceding fiscal year.

           The term "Cash Flow After Project Financing" has the meaning ascribed to such term in the Credit Agreement.

           The term "Distribution" has the meaning ascribed to such term in the Credit Agreement.

           The term "ARC Deficit" means: (i) as of any ARC Payment Date in the second Loan Year, the difference of $18,750,000.00 less the sum of all Term Loan Payments theretofore paid, (ii) as of any ARC Payment Date in the third Loan Year, the difference of $37,500,000.00 less the sum of all Term Loan Payments theretofore paid and (iii) as of any ARC Payment Date in the fourth Loan Year, the difference of $56,250,000.00 less the sum of all Term Loan Payments theretofore paid (for the purpose of this Note, the first "Loan Year" shall be deemed to have commenced July 31, 1997).

           The term "ARC Payment Date" means: (i) any Business Banking Day in any August of any Loan Year, on which a Distribution is made, if any (an "August ARC Payment Date"), and (ii) the first Business Day of each February of each Loan Year, or such later date in February on which the Makers intend to make a Distribution, provided the Makers shall have notified the Lender and the Other Lenders of such later date, in writing, not later than January 15 of such year (a "February ARC Payment Date").

           The term "Term Loan Principal Payments" means, as of any ARC Payment Date, all payments which have theretofore been made toward the reduction of the outstanding principal balance under the Term Loan, including, without limitation, all payments of Minimum Required Curtailments made in the same Loan Year and all prior Loan Years, all payments of Additional Required Curtailments made in the same Loan Year and all prior Loan Years and all prior voluntary prepayments made in the same Loan Year and all prior Loan Years.

           (c) The total outstanding principal under the Term Loan Notes and all accrued but unpaid interest shall be fully due and payable on the Maturity Date.

     3.3 All payments of principal and interest under the Term Loan Notes shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     3.4 The Term Loan Notes may be prepaid in whole or in part at any time and from time to time, without penalty or premium, provided: (i) any such prepayment shall be preceded by at least three (3) Business Banking Days' prior written notice to the Agent and (ii) any such prepayment shall be accompanied by accrued interest to the date of prepayment and any other obligations and payments then due under the terms of the Term Loan Notes. If the Makers shall make a payment or prepayment of all or any portion of the principal amount outstanding then subject to a LIBO Rate Tranche, prior to the applicable termination date thereof (including, without limitation, upon the acceleration of the Maturity Date following an Event of Default), or the Makers shall attempt to rescind a Rate Election Notice for a specified LIBO Rate Tranche, after the Makers have submitted such Rate Election Notice to the Agent, then, within three (3) Business Banking Days following written notice from the Agent, the Makers shall pay to the Agent the amount of any loss or cost incurred by the Agent, the Lender or the Other Lender resulting therefrom, including, without limitation, any loss or cost resulting from the liquidation or re-employment of deposits required to fund or maintain the subject LIBO Rate Tranche, not to exceed the amount of interest which would have been earned on the amount prepaid for the balance of the subject Interest Period, at a rate equal to the difference, not less than zero, of the LIBO Rate as of the first day of the Interest Period less the LIBO Rate as of the date of such prepayment, for a corresponding Interest Period commencing on the date of such prepayment. The obligations of the Makers under this section shall survive payment of the Term Loan Notes.

     3.5 The Term Loan is a non-revolving loan, so that the Makers shall not have the right to request re-advances of prepaid monies.

     3.6   All payments of principal and interest under the Term Loan
Notes shall be made in immediately available funds by 11:00 a.m.
(Ft. Lauderdale, Florida time) on a Business Banking Day, to the Agent for the account of the Lenders, at the office of the Agent at First Union National Bank, 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166, Attention: Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida," Attention: Jane Hurley, or at such other place as the Agent may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Term Loan Notes become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).

     3.7 Notwithstanding anything to the contrary set forth herein, the Agent shall provide the Makers with written notice prior to the first Business Banking Day of each month of the interest installment with respect to the Term Loan Notes which is payable on such first Business Banking Day of such month. With respect to each such monthly installment of interest, the Agent and the Lenders hereby grant to the Makers a grace period for the payment of same, which shall extend to the later of: (a) the fifteenth
(15th) day of the month or (b) if the Makers shall not have received written notice of the monthly interest installment from the Agent, prior to the first Business Banking Day of any month and the Makers shall have provided written notice to the Agent, no later than such first Business Banking Day of the month, of such Agent's failure to provide the Makers with written notice of such interest installment, then, the date fifteen
(15) days from receipt by the Makers of such written notice of the monthly interest installment. If the Agent shall not receive written notice from the Makers on or before the first Business Banking Day of a month, of the Agent's failure to provide written notice of an interest installment, then, for all purposes of this Note, notwithstanding that the Makers may later request such written notice of such interest installment, such grace period shall extend to no later than the fifteenth (15th) day of such month.

     3.8 Any payment required to be paid by the Term Loan Notes, the Loan Documents or the Credit Agreement, with the exception of interest and principal, shall be due and payable no later than fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment.

     3.9 Provided the Agent has not exercised its right to accelerate the Term Loan Notes as provided in the Term Loan Notes, the Credit Agreement or the other Loan Documents: (a) in the event any payment of principal required under the Term Loan Notes, either pursuant to the terms hereof or the terms of the Credit Agreement, is not received by the Agent, for the account of the Lender and Other Lender, by the fifteenth (15th) day following the day on which such payment is due, the Makers shall pay to the Agent, for the account of the Lender and Other Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest, and (b) in the event any scheduled payment of interest required under the Term Loan Notes is not received by the Agent, for the account of the Lender and Other Lenders, by the later of (i) fifteen (15) days from receipt by the Makers of written notice of the monthly interest installment and (ii) the fifteenth (15th) day of such month, the Makers shall pay to the Agent, for the account of the Lender and Other Lenders, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest. Further, if any payment required to be paid by the Term Loan Notes, the Credit Agreement or the other Loan Documents, with the exception of interest and principal, is not paid within fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment, the Makers shall pay to the Agent, for the account of the Lender and Other Lenders, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest.

40   Collateral Security.  This Note and the other Term Loan Note are issued pursuant to the Credit Agreement. This Note and the other Term Loan Note are secured by the Credit Agreement, the Security Documents and the other Loan Documents. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Note and the other Term Loan Note.

50   Events of Default.

     5.1 Upon the occurrence of an Event of Default, the Agent may, and upon the direction of the Required Lenders, shall declare the entire amount of this Note and the other Term Loan Note, including the principal balance then outstanding thereunder, together with all interest accrued thereon, to be immediately due and payable, without notice, (the Makers hereby expressly waive notice of such Event of Default), time being of the essence of this Term Loan Note and the other Term Loan Note. Any Event of Default under this Note shall be an Event of Default under all other Loan Documents and any Event of Default under any other Loan Document shall be an Event of Default hereunder.

     5.2 In the event the Agent accelerates the Term Loan Notes as herein provided or the full amount of outstanding principal and interest under the Term Loan Notes is not fully repaid to the Agent, for the account of the Lenders on or before the Maturity Date, then the entire unpaid principal balance under the Term Loan Notes, together with all interest accrued thereon, shall bear interest from the date of an Event of Default or from the Maturity Date, respectively, at the Default Rate. Any late charge paid by the Makers shall be applied to the interest charged at the Default Rate after acceleration of the Term Loan Notes.

     5.3 The remedies of the Agent, the Lender and Other Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by the Agent in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary, neither the Agent, the Lender or the Other Lender shall take any action, including, without limitation, in connection with the enforcement of any of their rights under the Term Loan Notes, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by the Agent, or the Other Lender, as the case may be, with respect to all of the Term Loan Notes and in accordance with the provisions of the Credit Agreement.

60   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by the Term Loan Notes, to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by the Term Loan Notes, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by the Agent, the Lender and the Other Lender, and all such excess shall be paid by the Agent, the Lender or the Other Lender, as the case shall be, to the Makers or to any party liable for the payment of the Loan evidenced by the Term Loan Notes, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under the Note and the other Term Loan Notes is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

70   Waivers/Miscellaneous Matters.

     7.1 The Term Loan Notes are to be construed according to the appli-cable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note and the other Term Loan Notes is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of the Agent, subject to and in accordance with the terms of the Credit Agreement.

     7.2 The Term Loan Notes may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     7.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note and the other Term Loan Note hereby consents to any extension or renewal of this Note and the other Term Loan Note or any part thereof, without notice, and agrees that it will remain liable under this Note and the other Term Loan Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     7.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and neither the Agent, the Lender or the Other Lender shall have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with the Term Loan Notes, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of the Agent, the Lender, the Other Lender and their successors and assignees under or in connection with the Term Loan Notes, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications, shall be limited to the assets of the Makers, and the Agent, the Lender, the Other Lender and each of their successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of the Term Loan Notes, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither the Agent, the Lender or the Other Lender nor any of their successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute).

As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     7.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     7.6 All sums received by the Agent for application to this Note and the other Term Loan Note shall be applied by the Agent in the manner set forth in Section 2.8 of the Credit Agreement.

     7.7 The Makers are strictly liable for and hereby agree to pay or reimburse the Agent (but not the Other Lender) for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the other Term Loan Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Agent, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     7.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note and the other Term Loan Note shall be given in accordance with the notice provisions of Section 11.4 of the Credit Agreement.

     7.9 As used herein, the terms "Makers," "Agent," "Lender" and "Other Lender" shall be deemed to include their respective successors and assigns.

     7.10 In the event any one or more of the provisions of this Note or the other Term Loan Note shall for any reasons be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note or the other Term Loan Note operates or would prospectively operate to invalidate this Note or the other Term Loan Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note or the other Term Loan Note. The remaining provisions of this Note and the other Term Loan Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note or the other Term Loan Notes are inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with the Term Loan Notes, the Term Loan Note shall control.

     7.11 It is expressly understood and agreed that neither the Agent, the Lender or any Other Lender shall ever be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     7.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof (a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note and the other Term Loan Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note and the other Term Loan Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note and the other Term Loan Note or other modifications from time to time prior to or after the Maturity Date, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon, (d) expressly agree that the Agent and/or the Lender or Other Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note and the other Term Loan Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly liable for all sums due under this Note, the other Term Loan Note and the other Loan Documents subject to the terms and conditions hereof and thereof.

     7.13 Neither the Agent or the Lender or Other Lender shall be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     7.14 Neither this Note or the other Term Loan Note nor any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     7.15 Failure to accelerate this Note or the other Term Loan Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of the Agent or the Lender or Other Lender to thereafter insist upon strict compliance with the terms of this Note and the other Term Loan Note without previous notice of such intention being given to the Makers.

     7.16 Notwithstanding anything to the contrary in this Note, the other Term Loan Notes, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     7.17 The section headings of this Note and the other Term Loan Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note or the other Term Loan Note.

     THE MAKERS AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER TERM LOAN NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS, THE AGENT, THE LENDER OR ANY OTHER LENDER.

                        SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]



                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                      [CORPORATE SEAL]





                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]






                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]







                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]






                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Stephen A. Lovelette,
                                  Vice President

                                                       [CORPORATE SEAL]

                              SCHEDULE 1

NOTE:DOCUMENTARY STAMPS AND INTANGIBLE TAXES WERE PAID IN CONNECTION
WITH THE VARIOUS NOTES PREVIOUSLY CONSOLIDATED AND EVIDENCE OF SAME APPEARS ON THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED JULY 31, 1997, AND RECORDED IN OFFICIAL RECORDS BOOK 26802, PAGE 888 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA. THIS BIFURCATION OF NOTE AGREEMENT BIFURCATES EXISTING INDEBTEDNESS AND/OR UNFUNDED AVAILABILITY WITHOUT ENLARGEMENT. NO ADDITIONAL INDEBTEDNESS IS BEING INCURRED AND NO ADDITIONAL DOCUMENTARY STAMPS OR INTANGIBLE TAXES ARE DUE.

                     BIFURCATION OF NOTE AGREEMENT

     THIS BIFURCATION OF NOTE AGREEMENT ("Agreement) executed effective as of September 1, 1998 by and between ARVIDA/JMB PARTNERS, L.P., a Delaware limited partnership, ARVIDA/JMB PARTNERS, a Florida general partnership, ARVIDA GRAND BAY LIMITED PARTNERSHIP IV, a Delaware limited partnership, THE AOK GROUP, a Florida general partnership, METRODRAMA JOINT VENTURE, a Florida general partnership, SOUTHEAST FLORIDA HOLDINGS, INC., an Illinois corporation, GULF AND PACIFIC COMMUNICATIONS LIMITED PARTNERSHIP, a Delaware limited partnership and WESTON HILLS COUNTRY CLUB LIMITED PARTNERSHIP, a Delaware limited partnership (jointly and severally, "Borrowers"), having an address of 900 North Michigan Avenue, Chicago, Illinois 60611 and FIRST UNION NATIONAL BANK, as Agent, a national banking association, having an address of 5581 West Oakland Park Boulevard, 2nd Floor, Lauderhill, Florida 33313 ("Lender").

                         W I T N E S S E T H:

     WHEREAS, Lender is owner and holder of a certain Consolidated and Restated Line of Credit Promissory Note executed by Borrowers and dated of even date herewith in the original principal amount of $20,000,000 ("Consolidated Note"), subject to the terms of that certain Credit Agreement dated July 31, 1997 ("Credit Agreement") and secured by the "Security Documents" (as defined in the Credit Agreement); and

     WHEREAS, Borrowers and Lender wish to bifurcate the Consolidated Note into two notes to remain subject to the terms of the Credit Agreement, as modified of even date, and to remain secured by the Security Documents, as modified of even date.

     NOW, THEREFORE, in consideration of the mutual benefit to be obtained, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. The above recitals are true and correct and are incorporated herein by this reference.

     2. Borrowers acknowledge that the unpaid principal balance of the Consolidated Note as of the date hereof is $ -0- and the unfunded availability thereof is $20,000,000.

     3. As of the date hereof, Borrowers have no defenses, rights of set-off, claims or counterclaims against Lender under the Consolidated Note, the Credit Agreement or the Security Documents and Borrowers hereby reaffirm their obligations thereunder as modified hereby.

     4. This Agreement is not intended by Borrowers to be a novation, the existing indebtedness not being forgiven hereby, but merely bifurcated into two notes.

     5. The Consolidated Note is hereby bifurcated to evidence two debts, represented by: (a) a $12,320,000 Line of Credit Restated Renewal Promissory Note, attached hereto as Exhibit A, and (b) a $7,680,000 Line of Credit Restated Renewal Promissory Note, a copy of which is attached hereto as Exhibit B. Simultaneously herewith, the $7,680,000 Line of Credit Restated Renewal Promissory Note, a copy of which is attached hereto as Exhibit B shall be assigned by Lender to Bank United, a federal savings bank, due to which intended assignment the bifurcated notes attached hereto as Exhibit A and Exhibit B contain references to multiple lenders so as to be consistent with the Credit Agreement, as modified of even date.

     IN WITNESS WHEREOF, the parties have executed this Bifurcation of Note Agreement the day and year first above written.

                                  BORROWERS:

                                  ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its sole
     general partner

                                       By:


                                             Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]


                                  ARVIDA /JMB PARTNERS, a Florida general
partnership

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, a general
partner

     By:
                                             Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]


                                  ARVIDA GRAND BAY LIMITED PARTNERSHIP
IV,
                                  a Delaware limited partnership

                                  By:  ARVIDA GRAND BAY MANAGERS, INC.,
                                       a Delaware corporation, its sole
general partner


                                  By:        Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]



                                  THE AOK GROUP, a Florida general
partnership

                                  By:  ARVIDA/JMB PARTNERS, L.P.,
                                       a Delaware limited partnership, a
general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             a Delaware corporation, its
sole general partner

                                       By:

                                            Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]



                                  By:  ARVIDA/JMB PARTNERS, a Florida
general partnership, a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             Delaware corporation, a
general partner


                                       By:
                                              Stephen A. Lovelette,
                                              Vice President
                                                       [CORPORATE SEAL]

                                  METRODRAMA JOINT VENTURE,
                                  a Florida general partnership

                                  By:  ARVIDA/JMB PARTNERS, L.P.,
                                       a Delaware limited partnership,
                                       a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             a Delaware corporation, its
sole
                                             general partner

     By:
                                                       Stephen A.
Lovelette, Vice President
                                                       [CORPORATE SEAL]

                                  By:  ARVIDA/JMB PARTNERS, a Florida
general partnership, a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
a Delaware corporation, a general partner

     By:
                                                        Stephen A.
Lovelette, Vice President
                                                       [CORPORATE SEAL]


                                  SOUTHEAST FLORIDA HOLDINGS, INC.,
                                  an Illinois corporation

     By:                          Stephen A. Lovelette,
                                  Vice President
                                                       [CORPORATE SEAL]

                                  GULF AND PACIFIC COMMUNICATIONS
                                  LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                  By:  PACIFIC PROPERTIES, INC., an
Illinois corporation, its sole general partners

     By:                               Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]

                                  WESTON HILLS COUNTRY CLUB LIMITED
PARTNERSHIP, a Delaware limited partnership

                                  By:  WHCC, INC., an Illinois
corporation,
                                       its sole general partner

                                  By:  Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]




                                  LENDER:

                                  FIRST UNION NATIONAL BANK,
                                  a national banking association

                                  By:


                                  Print Name:


Title:



                                                       [CORPORATE SEAL]

             EXHIBIT "A" TO BIFURCATION OF NOTE AGREEMENT

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE. NON-RECURRING INTANGIBLE TAXES SHALL BE PAID AT THE TIME OF EACH ADVANCE, ON SUCH ADVANCE.

                            LINE OF CREDIT
                            PROMISSORY NOTE

$12,320,000                           Effective Date: September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, its successors or assigns (the "Lender"), the principal sum of TWELVE MILLION THREE HUNDRED TWENTY THOUSAND DOLLARS ($12,320,000), or the Lender's Actual Share of all sums as may be advanced under the Line of Credit Commitment, pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 "Actual Share" means the percentage interest of the Lender in the Advances made pursuant to the Line of Credit Commitment.

     1.2 "Adjusted LIBO Rate" means, relative to any LIBO Rate Tranche to be made, continued or maintained as, or converted into, a LIBO Rate Tranche for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the quotient of
(i) the LIBO Rate applicable to the relevant Interest Period, divided by
(ii) the result of one minus the Reserve Percentage applicable to such Interest Period.

     1.3 "Agent" means First Union National Bank, a national banking association.

     1.4 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which the Agent is closed pursuant to authorization or requirement of law.

     1.5 "Committed Share" means the percentage interest of the Lender in the Line of Credit Commitment.

     1.6 "Credit Agreement" means the Credit Agreement dated July 31, 1997, between Lender and Borrower (among others), as amended, of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.7 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).

     1.8 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.9 "Interest Period" means, in the case of a LIBO Rate Tranche, the period commencing on (and including) the Business Banking Day selected by the Makers as the date on which such LIBO Rate Tranche is made or continued as, or converted into a LIBO Rate Tranche pursuant to the terms of this Note, and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or if such month has no numerically corresponding day, on the last Business Banking Day of such month), in each case as the Makers may select, provided that (a) if such Interest Period would otherwise end on a day which is not a Business Banking Day, such Interest Period shall end on the next following Business Banking Day (unless, in the case of a LIBO Rate Tranche, such next following Business Banking Day is the first Business Banking Day of the calendar month, in which case such Interest Period shall end on the Business Banking Day next preceding such numerically corresponding day); and (b) no Interest Period may end on a date later than the Maturity Date.

     1.10 "LIBO Rate" means, relative to any Interest Period, a rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the rate for US dollar deposits with maturities comparable to such Interest Period for delivery on the first day of such Interest Period which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the commencement date of the Interest Period. If at least two
(2) such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. The Agent may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, the Agent may, in its discretion, use rate quotations for daily or annual periods in lieu of quotations for substantially equivalent monthly periods, in the absence of such quotations for substantially equivalent monthly periods. Each determination of the LIBO Rate applicable to a particular Interest Period shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.

     1.11 "LIBO Rate Tranche" means a Tranche bearing interest at all times during the Interest Period applicable to such Tranche, at a fixed rate of interest equal to the Note LIBO Rate applicable to such Interest Period.

     1.12 "Line of Credit Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.13 "Line of Credit Notes" means this Note and the other Line of Credit Note executed by the Makers in favor of the Other Lender, each dated of even date herewith, in the aggregate amount of the Line of Credit Commitment, as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.

     1.14 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.15 "Loan Year" means each of the twelve (12) month periods commencing on July 31, 1997 and on the first, second and third anniversaries hereof.

     1.16 "London Banking Day" means each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

     1.17  "Maturity Date" means the earlier of: (i) July 31, 2001 and
(ii) any earlier date upon which the principal balance outstanding hereunder, together with all interest accrued thereon, shall become immediately due and payable following an Event of Default, in accordance with provisions of the Credit Agreement.

     1.18 "Note" means this Line of Credit Promissory Note, in the amount of the Lender's Committed Share of the Line of Credit Commitment, as same maybe amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.19 "Note LIBO Rate" means the Adjusted LIBO Rate applicable to a specific LIBO Rate Tranche selected by the Makers for a relevant Interest Period, plus 175 basis points.

     1.20 "Note Prime Rate" means the Prime Rate applicable to the Prime Rate Tranche. The Note Prime Rate shall be increased or decreased effective on any date on which the Prime Rate shall be increased or decreased.

     1.21 "Other Lender" means, Bank United, a federal savings bank, also being a "Lender".

     1.22 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank, as its Prime Rate. The Prime Rate is a reference rate for the information and use of the Agent in establishing the actual rates to be charged to borrowers and is not necessarily the lowest rate charged by the Agent. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, the Agent, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.23 "Prime Rate Tranche" means a Tranche bearing interest at the Note Prime Rate.

     1.24 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other rule, regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     1.25 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.

     1.26 "Reserve Percentage" means the stated maximum rate (expressed as a decimal) at which reserves are required to be maintained by the Agent during an Interest Period, including, without limitation (i) any basis, supplemental, marginal, or emergency reserve under any regulations of any governmental authority to which the Agent is subject, (ii) any reserve prescribed by the Board of Governors of the Federal Reserve System (or any successor), including, without limitation, Regulation D, for determining the maximum reserve requirement in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the LIBO Rate is determined). Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by the Agent under any regulation of any governmental authority to which the Agent is subject against (a) any category of liabilities that include deposits with reference to which the LIBO Rate is to be determined or (b) any category of extension of credit or other assets that includes loans bearing interest at a rate based on the LIBO Rate. Each determination of the Reserve Percentage shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.
     1.27 "Security Documents" has the meaning ascribed to such terms in the Credit Agreement.

     1.28 "Tranche" means any portion of the outstanding principal balance under the Line of Credit Notes bearing interest at the applicable Note LIBO Rate for a specific Interest Period, as selected by the Makers in accordance with Section 2.1, below, and any portion of the outstanding principal balance under the Line of Credit Notes which may from time to time bear interest at the Note Prime Rate.

20   Selection and Calculation of Interest Rate.

     2.1 Provided that no Event of Default or circumstance which with the passage of time or giving of notice would become an Event of Default then exists under the Loan Documents, and provided there shall at no time be permitted to exist more than four LIBO Rate Tranches with respect to the total principal balance outstanding under the Line of Credit Notes, the Makers shall have the right to elect to have the Note LIBO Rate then in effect for an Interest Period apply to a LIBO Rate Tranche, in accordance with, and subject to the provisions of this Section 2.1. To make an election to have such Note LIBO Rate apply to any LIBO Rate Tranche, from time to time, the Makers shall give to the Agent irrevocable notice (a "Rate Election Notice") not later than 11:00 a.m. (Ft. Lauderdale, Florida time) at least three (3) Business Banking Days prior to the commencement date of each such Interest Period, which Rate Election Notice shall be addressed as follows, and shall be given in writing (by telecopy, hand delivery, or overnight delivery service), in accordance with the provisions of Section 11.4 of the Credit Agreement:

           Dana Hunter, Vice President
           First Union National Bank
           5581 West Oakland Park Blvd., 2nd Floor
           Lauderhill, Florida 33313
           (954) 467-5543
           Fax: (954) 467-5557

Each such Rate Election Notice shall be in the form attached hereto as
Schedule 1 and shall specify: (i) the commencement day of the Interest Period which shall be a Business Banking Day (and, with respect to any then existing LIBO Rate Tranche, shall not be a date prior to the termination date of such then existing LIBO Rate Tranche), (ii) the principal amount of the LIBO Rate Tranche which shall be subject to the application of the Note LIBO Rate, which shall be in a minimum amount of $2,000,000.00, and in multiples of $100,000.00 and (iii) the applicable Interest Period which shall apply to such LIBO Rate Tranche, provided, however, that no Interest Period may extend beyond the Maturity Date.

     2.2 If the Agent determines, absent manifest error, that the maintenance of any Note LIBO Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, of if the Agent determines that the interest rate applicable to the Note LIBO Rate does not accurately reflect the cost of maintaining any LIBO Rate Tranche subject to such rate, then, at the election of the Agent, the Makers shall not be entitled thereafter to select a Note LIBO Rate to be applicable to any portions of the total outstanding principal balance under the Line of Credit Notes, and the interest rate applicable to all of the outstanding principal balance under the Line of Credit Notes then subject to the Note LIBO Rate for any applicable Interest Period, shall, upon the expiration of all such applicable Interest Periods, be converted to the Prime Rate.

     2.3   In the event that the Makers shall fail to provide a timely
Rate Election Notice for the election of the Note LIBO Rate to apply to any Advance or to any LIBO Rate Tranche, as of the termination date of the applicable Interest Period for such Tranche, then as the date of such Advance, or as of such termination date of such LIBO Rate Tranche, as the case may be, the Prime Rate shall apply to such Advance or LIBO Rate Tranche until the next eligible effective date for which the Maker shall have provided a timely Rate Election Notice, and such Advance or such principal amount previously comprising a LIBO Rate Tranche, shall thereafter be deemed to be included in the Prime Rate Tranche.

     2.4 Interest shall be calculated on the daily total outstanding balance of all Advances of Loan Proceeds under the Line of Credit Commitment, as such Advances are evidenced by the Line of Credit Notes, as follows: (i) interest shall accrue on each LIBO Rate Tranche, commencing with the effective date for each such LIBO Rate Tranche, at the applicable Note LIBO Rate for the applicable Interest Period and (ii) interest shall accrue on the Prime Rate Tranche, which shall comprise all of the outstanding principal balance under the Line of Credit Notes not otherwise subject to a LIBO Rate Tranche, at the Note Prime Rate, changing when and as the Prime Rate changes. Interest shall be computed through and including the date of any payment and shall be calculated for actual days elapsed on the basis of a 360 day year (i.e. interest for each day on which any principal is outstanding shall be calculated at the applicable interest rate described above, divided by 360).

30   Payment of Interest and Principal.

     3.1 Interest, calculated as above provided, shall be due and payable by the Makers to the Agent, for the account of the Lender and Other Lender, in accordance with their Actual Shares of the total outstanding principal balance of the Line of Credit Notes, subject to the provisions of
Section 3.7 hereof, on the first Business Banking Day of the first calendar month immediately following the Advance of Loan Proceeds under the Line of Credit Commitment and continuing on the first day of each month thereafter until the Maturity Date.

     3.2 The total outstanding principal balance under the Line of Credit Notes and all accrued but unpaid interest shall be fully due and payable on the Maturity Date.

     3.3 All payments of principal and interest under the Line of Credit Notes shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     3.4 The Line of Credit Notes may be prepaid in whole or in part at any time and from time to time, without penalty or premium, provided:
(i) any such prepayment shall be preceded by at least three (3) Business Banking Days' prior written notice to the Agent and (ii) any such prepayment shall be accompanied by accrued interest to the date of prepayment and any other obligations and payments then due under the terms of the Line of Credit Notes. If the Makers shall make a payment or prepayment of all or any portion of the principal amount outstanding then subject to a LIBO Rate Tranche, prior to the applicable termination date thereof (including, without limitation, upon the acceleration of the Maturity Date following an Event of Default), or the Makers shall attempt to rescind a Rate Election Notice for a specified LIBO Rate Tranche, after the Makers have submitted such Rate Election Notice to the Agent, then, within three (3) Business Banking Days following written notice from the Agent, the Makers shall pay to the Agent the amount of any loss or cost incurred by the Agent, the Lender or the Other Lender resulting therefrom, including, without limitation, any loss or cost resulting from the liquidation or re-employment of deposits required to fund or maintain the subject LIBO Rate Tranche, not to exceed the amount of interest which would have been earned on the amount prepaid for the balance of the subject Interest Period, at a rate equal to the difference, not less than zero, of the LIBO Rate as of the first day of the Interest Period less the LIBO Rate as of the date of such prepayment, for a corresponding Interest Period commencing on the date of such prepayment. The obligations of the Makers under this section shall survive payment of the Line of Credit Notes.

     3.5 Prior to the Maturity Date, the Makers may borrow, repay and reborrow hereunder, in accordance with the terms of the Credit Agreement. The Makers shall repay the outstanding balances under the Line of Credit Notes at least once each Loan Year, provided, however, that the Makers shall, at no point, repay the outstanding balances under this Note or under any of the other Line of Credit Notes to the extent that there shall be less than One Thousand Dollars and no/100 ($1,000.00) outstanding thereunder at any time, and shall not reborrow under the Line of Credit Commitment for a period of at least thirty (30) days after such repayment (a "Cleanup Repayment"). Notwithstanding the foregoing, however, the Maker shall be entitled to forego such Cleanup Repayment for one Loan Year, provided, however, that the Maker shall not be entitled to make any Distributions (as defined in the Credit Agreement) during the Loan Year following the Loan Year as to which the Makers shall have failed to make a Cleanup Repayment, until the Makers shall make a Cleanup Repayment.

     3.6 All payments of principal and interest under the Line of Credit Notes shall be made in immediately available funds by 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Banking Day, to the Agent for the account of the Lenders, at the office of the Agent at 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166, Attention: Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida," Attention: Jane Hurley, or at such other place as the Agent may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Line of Credit Notes become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).

     3.7 Notwithstanding anything to the contrary set forth herein, the Agent shall provide the Makers with written notice prior to the first Business Banking Day of each month of the interest installment with respect to the Line of Credit Notes which is due and payable on such first Business Banking Day of such month. With respect to each such monthly installment of interest, the Agent and the Lenders hereby grant to the Makers a grace period for the payment of same, which shall extend to the later of: (a) the fifteenth (15th) day of the month or (b) if the Makers shall not have received written notice of the monthly interest installment from the Agent, prior to the first Business Banking Day of any month and the Makers shall have provided written notice to the Agent, no later than such first Business Banking Day of the month, of such Agent's failure to provide the Makers with written notice of such interest installment, then, the date fifteen (15) days from receipt by the Makers of such written notice of the monthly interest installment. If the Agent shall not receive written notice from the Makers on or before the first Business Banking Day of a month, of the Agent's failure to provide written notice of an interest installment, then, for all purposes of this Note, notwithstanding that the Makers may later request such written notice of such interest installment, such grace period shall extend to no later than the fifteenth (15th) day of such month.

     3.8 Any payment required to be paid by the Line of Credit Notes, the Loan Documents or the Credit Agreement, with the exception of interest and principal, shall be due and payable no later than fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment.

     3.9 Provided the Agent has not exercised its right to accelerate the Line of Credit Notes as provided in the Line of Credit Notes, the Credit Agreement or the other Loan Documents: (a) in the event any payment of principal required under the Line of Credit Notes, either pursuant to the terms hereof or the terms of the Credit Agreement, is not received by the Agent, for the account of the Lender and Other Lender, by the fifteenth
(15th) day following the day on which such payment is due, the Makers shall pay to the Agent, for the account of the Lender and Other Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest, and
(b) in the event any scheduled payment of interest required under the Line of Credit Notes is not received by the Agent, for the account of the Lender and Other Lender, by the later of (i) fifteen (15) days from receipt by the Makers of written notice of the monthly interest installment and (ii) the fifteenth (15th) day of such month, the Makers shall pay to the Agent, for the account of the Lender and Other Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest. Further, if any payment required to be paid by the Line of Credit Notes, the Credit Agreement or the other Loan Documents, with the exception of interest and principal, is not paid within fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment, the Makers shall pay to the Agent, for the account of the Lender and Other Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest.

40   Collateral Security.  This Note and the other Line of Credit Note are issued pursuant to the Credit Agreement. This Note and the other Line of Credit Note are secured by the Credit Agreement, the Security Documents and the other Loan Documents. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Note and the other Line of Credit Note.

50   Events of Default.

     5.1 Upon the occurrence of an Event of Default, the Agent may, and upon the direction of the Required Lenders, shall declare the entire amount of this Note and the other Line of Credit Note, including the principal balance then outstanding thereunder, together with all interest accrued thereon, to be immediately due and payable, without notice, (the Makers hereby expressly waive notice of such Event of Default), time being of the essence of this Line of Credit Note and the other Line of Credit Note. Any Event of Default under this Note shall be an Event of Default under all other Loan Documents and an Event of Default under any other Loan Document shall be an Event of Default under this Note.

     5.2 In the event the Agent accelerates the Line of Credit Notes as herein provided or the full amount of outstanding principal and interest under the Line of Credit Notes is not fully repaid to the Agent for the account of the Lenders on or before the Maturity Date, then the entire unpaid principal balance under the Line of Credit Notes, together with all interest accrued thereon, shall bear interest from the date of an Event of Default or from the Maturity Date, respectively, at the Default Rate. Any late charge paid by the Makers shall be applied to the interest charged at the Default Rate after acceleration of the Line of Credit Notes.

     5.3 The remedies of the Agent, the Lender and Other Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by the Agent in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary, neither the Agent, the Lender or the Other Lender shall take any action, including, without limitation, in connection with the enforcement of any of their rights under the Line of Credit Notes, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by the Agent, the Lender or the Other Lender, as the case may be, with respect to all of the Line of Credit Notes and in accordance with the provisions of the Credit Agreement.

60   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by the Line of Credit Notes, to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by the Line of Credit Notes, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by the Agent, the Lender and the Other Lender, and all such excess shall be paid by the Agent, the Lender or the Other Lender, as the case shall be, to the Makers or to any party liable for the payment of the Loan evidenced by the Line of Credit Notes, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under the Note and the other Line of Credit Notes is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

70   Waivers/Miscellaneous Matters.

     7.1 The Line of Credit Notes are to be construed according to the applicable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note and the other Line of Credit Note is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of the Agent, subject to and in accordance with the terms of the Credit Agreement.

     7.2 The Line of Credit Notes may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     7.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note and the other Line of Credit Note hereby consents to any extension or renewal of this Note and the other Line of Credit Note or any part thereof, without notice, and agrees that it will remain liable under this Note and the other Line of Credit Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     7.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and neither the Agent, the Lender or the Other Lender shall have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with the Line of Credit Notes, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of the Agent, the Lender, the Other Lender and their successors and assignees under or in connection with the Line of Credit Notes, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications, shall be limited to the assets of the Makers, and the Agent, the Lender, the Other Lender and each of their successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of the Line of Credit Notes, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither the Agent, the Lender or the Other Lender nor any of their successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute). As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     7.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     7.6 All sums received by the Agent for application to this Note and the other Line of Credit Note shall be applied by the Agent in the manner set forth in Section 2.8 of the Credit Agreement.

     7.7 The Makers are strictly liable for and hereby agree to pay or reimburse the Agent (but not the Other Lender) for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the other Line of Credit Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Agent, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     7.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note and the other Line of Credit Note shall be given in accordance with the notice provisions of
Section 11.4 of the Credit Agreement.

     7.9 As used herein, the terms "Makers," "Agent," "Lender" and "Other Lender" shall be deemed to include their respective successors and assigns.

     7.10 In the event any one or more of the provisions of this Note or the other Line of Credit Note shall for any reasons be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note or the other Line of Credit Note operates or would prospectively operate to invalidate this Note or the other Line of Credit Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note or the other Line of Credit Note. The remaining provisions of this Note and the other Line of Credit Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note or the other Line of Credit Note are inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with the Line of Credit Note, the Line of Credit Note shall control.

     7.11 It is expressly understood and agreed that neither the Agent, the Lender or the Other Lender shall ever be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     7.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof (a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note and the other Line of Credit Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note and the other Line of Credit Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note and the other Line of Credit Note or other modifications from time to time prior to or after the Maturity Date, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon, (d) expressly agree that the Agent and/or the Lender or Other Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note and the other Line of Credit Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly liable for all sums due under this Note, the other Line of Credit Note and the other Loan Documents subject to the terms and conditions hereof and thereof.

     7.13 Neither the Agent or the Lender or Other Lender shall be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     7.14 Neither this Note or the other Line of Credit Note nor any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     7.15 Failure to accelerate this Note or the other Line of Credit Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of the Agent or the Lender or Other Lender to thereafter insist upon strict compliance with the terms of this Note and the other Line of Credit Note without previous notice of such intention being given to the Makers.

     7.16 Notwithstanding anything to the contrary in this Note, the other Line of Credit Notes, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     7.17 The section headings of this Note and the other Line of Credit Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note or the other Line of Credit Note.

     THE MAKERS AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LINE OF CREDIT NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS, THE AGENT, THE LENDER OR ANY OTHER LENDER.

                        SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Mark D. Lassman,
                                       Vice President

                                                       [CORPORATE SEAL]

                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Mark D. Lassman,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Mark D. Lassman,
                                             Vice President

                                                       [CORPORATE SEAL]

                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Mark D. Lassman,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Mark D. Lassman,
                                             Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Mark D. Lassman,
                                       Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Mark D. Lassman,
                                       Vice President

                                                       [CORPORATE SEAL]

                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Mark D. Lassman,
                                       Vice President

                                                       [CORPORATE SEAL]

                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Mark D. Lassman,
                                       Vice President

                                                       [CORPORATE SEAL]

                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Mark D. Lassman,
                                  Vice President

                                                       [CORPORATE SEAL]

             EXHIBIT "B" TO BIFURCATION OF NOTE AGREEMENT

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE. NON-RECURRING INTANGIBLE TAXES SHALL BE PAID AT THE TIME OF EACH ADVANCE, ON SUCH ADVANCE.

                            LINE OF CREDIT
                            PROMISSORY NOTE

$7,680,000                            Effective Date: September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, its successors or assigns (the "Lender"), the principal sum of SEVEN MILLION SIX HUNDRED EIGHTY THOUSAND DOLLARS ($7,680,000), or the Lender's Actual Share of all sums as may be advanced under the Line of Credit Commitment, pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 "Actual Share" means the percentage interest of the Lender in the Advances made pursuant to the Line of Credit Commitment.

     1.2 "Adjusted LIBO Rate" means, relative to any LIBO Rate Tranche to be made, continued or maintained as, or converted into, a LIBO Rate Tranche for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the quotient of
(i) the LIBO Rate applicable to the relevant Interest Period, divided by
(ii) the result of one minus the Reserve Percentage applicable to such Interest Period.

     1.3 "Agent" means First Union National Bank, a national banking association.

     1.4 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which the Agent is closed pursuant to authorization or requirement of law.

     1.5 "Committed Share" means the percentage interest of the Lender in the Line of Credit Commitment.

     1.6 "Credit Agreement" means the Credit Agreement dated July 31, 1997, between Lender and Borrower (among others), as amended, of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.7 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).

     1.8 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.9 "Interest Period" means, in the case of a LIBO Rate Tranche, the period commencing on (and including) the Business Banking Day selected by the Makers as the date on which such LIBO Rate Tranche is made or continued as, or converted into a LIBO Rate Tranche pursuant to the terms of this Note, and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or if such month has no numerically corresponding day, on the last Business Banking Day of such month), in each case as the Makers may select, provided that (a) if such Interest Period would otherwise end on a day which is not a Business Banking Day, such Interest Period shall end on the next following Business Banking Day (unless, in the case of a LIBO Rate Tranche, such next following Business Banking Day is the first Business Banking Day of the calendar month, in which case such Interest Period shall end on the Business Banking Day next preceding such numerically corresponding day); and (b) no Interest Period may end on a date later than the Maturity Date.

     1.10 "LIBO Rate" means, relative to any Interest Period, a rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the rate for US dollar deposits with maturities comparable to such Interest Period for delivery on the first day of such Interest Period which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the commencement date of the Interest Period. If at least two
(2) such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. The Agent may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, the Agent may, in its discretion, use rate quotations for daily or annual periods in lieu of quotations for substantially equivalent monthly periods, in the absence of such quotations for substantially equivalent monthly periods. Each determination of the LIBO Rate applicable to a particular Interest Period shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.

     1.11 "LIBO Rate Tranche" means a Tranche bearing interest at all times during the Interest Period applicable to such Tranche, at a fixed rate of interest equal to the Note LIBO Rate applicable to such Interest Period.

     1.12 "Line of Credit Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.13 "Line of Credit Notes" means this Note and the other Line of Credit Note executed by the Makers in favor of the Other Lender, each dated of even date herewith, in the aggregate amount of the Line of Credit Commitment, as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.

     1.14 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.15 "Loan Year" means each of the twelve (12) month periods commencing on July 31, 1997 and on the first, second and third anniversaries hereof.

     1.16 "London Banking Day" means each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

     1.17  "Maturity Date" means the earlier of: (i) July 31, 2001 and
(ii) any earlier date upon which the principal balance outstanding hereunder, together with all interest accrued thereon, shall become immediately due and payable following an Event of Default, in accordance with provisions of the Credit Agreement.

     1.18 "Note" means this Line of Credit Promissory Note, in the amount of the Lender's Committed Share of the Line of Credit Commitment, as same maybe amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.19 "Note LIBO Rate" means the Adjusted LIBO Rate applicable to a specific LIBO Rate Tranche selected by the Makers for a relevant Interest Period, plus 175 basis points.

     1.20 "Note Prime Rate" means the Prime Rate applicable to the Prime Rate Tranche. The Note Prime Rate shall be increased or decreased effective on any date on which the Prime Rate shall be increased or decreased.

     1.21 "Other Lender" means, Bank United, a federal savings bank, also being a "Lender".

     1.22 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank, as its Prime Rate. The Prime Rate is a reference rate for the information and use of the Agent in establishing the actual rates to be charged to borrowers and is not necessarily the lowest rate charged by the Agent. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, the Agent, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.23 "Prime Rate Tranche" means a Tranche bearing interest at the Note Prime Rate.

     1.24 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other rule, regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     1.25 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.

     1.26 "Reserve Percentage" means the stated maximum rate (expressed as a decimal) at which reserves are required to be maintained by the Agent during an Interest Period, including, without limitation (i) any basis, supplemental, marginal, or emergency reserve under any regulations of any governmental authority to which the Agent is subject, (ii) any reserve prescribed by the Board of Governors of the Federal Reserve System (or any successor), including, without limitation, Regulation D, for determining the maximum reserve requirement in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the LIBO Rate is determined). Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by the Agent under any regulation of any governmental authority to which the Agent is subject against (a) any category of liabilities that include deposits with reference to which the LIBO Rate is to be determined or (b) any category of extension of credit or other assets that includes loans bearing interest at a rate based on the LIBO Rate. Each determination of the Reserve Percentage shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.
     1.27 "Security Documents" has the meaning ascribed to such terms in the Credit Agreement.

     1.28 "Tranche" means any portion of the outstanding principal balance under the Line of Credit Notes bearing interest at the applicable Note LIBO Rate for a specific Interest Period, as selected by the Makers in accordance with Section 2.1, below, and any portion of the outstanding principal balance under the Line of Credit Notes which may from time to time bear interest at the Note Prime Rate.

20   Selection and Calculation of Interest Rate.

     2.1 Provided that no Event of Default or circumstance which with the passage of time or giving of notice would become an Event of Default then exists under the Loan Documents, and provided there shall at no time be permitted to exist more than four LIBO Rate Tranches with respect to the total principal balance outstanding under the Line of Credit Notes, the Makers shall have the right to elect to have the Note LIBO Rate then in effect for an Interest Period apply to a LIBO Rate Tranche, in accordance with, and subject to the provisions of this Section 2.1. To make an election to have such Note LIBO Rate apply to any LIBO Rate Tranche, from time to time, the Makers shall give to the Agent irrevocable notice (a "Rate Election Notice") not later than 11:00 a.m. (Ft. Lauderdale, Florida time) at least three (3) Business Banking Days prior to the commencement date of each such Interest Period, which Rate Election Notice shall be addressed as follows, and shall be given in writing (by telecopy, hand delivery, or overnight delivery service), in accordance with the provisions of Section 11.4 of the Credit Agreement:

           Dana Hunter, Vice President
           First Union National Bank
           5581 West Oakland Park Blvd., 2nd Floor
           Lauderhill, Florida 33313
           (954) 467-5543
           Fax: (954) 467-5557

Each such Rate Election Notice shall be in the form attached hereto as
Schedule 1 and shall specify: (i) the commencement day of the Interest Period which shall be a Business Banking Day (and, with respect to any then existing LIBO Rate Tranche, shall not be a date prior to the termination date of such then existing LIBO Rate Tranche), (ii) the principal amount of the LIBO Rate Tranche which shall be subject to the application of the Note LIBO Rate, which shall be in a minimum amount of $2,000,000.00, and in multiples of $100,000.00 and (iii) the applicable Interest Period which shall apply to such LIBO Rate Tranche, provided, however, that no Interest Period may extend beyond the Maturity Date.

     2.2 If the Agent determines, absent manifest error, that the maintenance of any Note LIBO Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, of if the Agent determines that the interest rate applicable to the Note LIBO Rate does not accurately reflect the cost of maintaining any LIBO Rate Tranche subject to such rate, then, at the election of the Agent, the Makers shall not be entitled thereafter to select a Note LIBO Rate to be applicable to any portions of the total outstanding principal balance under the Line of Credit Notes, and the interest rate applicable to all of the outstanding principal balance under the Line of Credit Notes then subject to the Note LIBO Rate for any applicable Interest Period, shall, upon the expiration of all such applicable Interest Periods, be converted to the Prime Rate.

     2.3   In the event that the Makers shall fail to provide a timely
Rate Election Notice for the election of the Note LIBO Rate to apply to any Advance or to any LIBO Rate Tranche, as of the termination date of the applicable Interest Period for such Tranche, then as the date of such Advance, or as of such termination date of such LIBO Rate Tranche, as the case may be, the Prime Rate shall apply to such Advance or LIBO Rate Tranche until the next eligible effective date for which the Maker shall have provided a timely Rate Election Notice, and such Advance or such principal amount previously comprising a LIBO Rate Tranche, shall thereafter be deemed to be included in the Prime Rate Tranche.

     2.4 Interest shall be calculated on the daily total outstanding balance of all Advances of Loan Proceeds under the Line of Credit Commitment, as such Advances are evidenced by the Line of Credit Notes, as follows: (i) interest shall accrue on each LIBO Rate Tranche, commencing with the effective date for each such LIBO Rate Tranche, at the applicable Note LIBO Rate for the applicable Interest Period and (ii) interest shall accrue on the Prime Rate Tranche, which shall comprise all of the outstanding principal balance under the Line of Credit Notes not otherwise subject to a LIBO Rate Tranche, at the Note Prime Rate, changing when and as the Prime Rate changes. Interest shall be computed through and including the date of any payment and shall be calculated for actual days elapsed on the basis of a 360 day year (i.e. interest for each day on which any principal is outstanding shall be calculated at the applicable interest rate described above, divided by 360).

30   Payment of Interest and Principal.

     3.1 Interest, calculated as above provided, shall be due and payable by the Makers to the Agent, for the account of the Lender and Other Lender, in accordance with their Actual Shares of the total outstanding principal balance of the Line of Credit Notes, subject to the provisions of
Section 3.7 hereof, on the first Business Banking Day of the first calendar month immediately following the Advance of Loan Proceeds under the Line of Credit Commitment and continuing on the first day of each month thereafter until the Maturity Date.

     3.2 The total outstanding principal balance under the Line of Credit Notes and all accrued but unpaid interest shall be fully due and payable on the Maturity Date.

     3.3 All payments of principal and interest under the Line of Credit Notes shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     3.4 The Line of Credit Notes may be prepaid in whole or in part at any time and from time to time, without penalty or premium, provided:
(i) any such prepayment shall be preceded by at least three (3) Business Banking Days' prior written notice to the Agent and (ii) any such prepayment shall be accompanied by accrued interest to the date of prepayment and any other obligations and payments then due under the terms of the Line of Credit Notes. If the Makers shall make a payment or prepayment of all or any portion of the principal amount outstanding then subject to a LIBO Rate Tranche, prior to the applicable termination date thereof (including, without limitation, upon the acceleration of the Maturity Date following an Event of Default), or the Makers shall attempt to rescind a Rate Election Notice for a specified LIBO Rate Tranche, after the Makers have submitted such Rate Election Notice to the Agent, then, within three (3) Business Banking Days following written notice from the Agent, the Makers shall pay to the Agent the amount of any loss or cost incurred by the Agent, the Lender or the Other Lender resulting therefrom, including, without limitation, any loss or cost resulting from the liquidation or re-employment of deposits required to fund or maintain the subject LIBO Rate Tranche, not to exceed the amount of interest which would have been earned on the amount prepaid for the balance of the subject Interest Period, at a rate equal to the difference, not less than zero, of the LIBO Rate as of the first day of the Interest Period less the LIBO Rate as of the date of such prepayment, for a corresponding Interest Period commencing on the date of such prepayment. The obligations of the Makers under this section shall survive payment of the Line of Credit Notes.

     3.5 Prior to the Maturity Date, the Makers may borrow, repay and reborrow hereunder, in accordance with the terms of the Credit Agreement. The Makers shall repay the outstanding balances under the Line of Credit Notes at least once each Loan Year, provided, however, that the Makers shall, at no point, repay the outstanding balances under this Note or under any of the other Line of Credit Notes to the extent that there shall be less than One Thousand Dollars and no/100 ($1,000.00) outstanding thereunder at any time, and shall not reborrow under the Line of Credit Commitment for a period of at least thirty (30) days after such repayment (a "Cleanup Repayment"). Notwithstanding the foregoing, however, the Maker shall be entitled to forego such Cleanup Repayment for one Loan Year, provided, however, that the Maker shall not be entitled to make any Distributions (as defined in the Credit Agreement) during the Loan Year following the Loan Year as to which the Makers shall have failed to make a Cleanup Repayment, until the Makers shall make a Cleanup Repayment.

     3.6 All payments of principal and interest under the Line of Credit Notes shall be made in immediately available funds by 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Banking Day, to the Agent for the account of the Lenders, at the office of the Agent at 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166, Attention: Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida," Attention: Jane Hurley, or at such other place as the Agent may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Line of Credit Notes become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).

     3.7 Notwithstanding anything to the contrary set forth herein, the Agent shall provide the Makers with written notice prior to the first Business Banking Day of each month of the interest installment with respect to the Line of Credit Notes which is due and payable on such first Business Banking Day of such month. With respect to each such monthly installment of interest, the Agent and the Lenders hereby grant to the Makers a grace period for the payment of same, which shall extend to the later of: (a) the fifteenth (15th) day of the month or (b) if the Makers shall not have received written notice of the monthly interest installment from the Agent, prior to the first Business Banking Day of any month and the Makers shall have provided written notice to the Agent, no later than such first Business Banking Day of the month, of such Agent's failure to provide the Makers with written notice of such interest installment, then, the date fifteen (15) days from receipt by the Makers of such written notice of the monthly interest installment. If the Agent shall not receive written notice from the Makers on or before the first Business Banking Day of a month, of the Agent's failure to provide written notice of an interest installment, then, for all purposes of this Note, notwithstanding that the Makers may later request such written notice of such interest installment, such grace period shall extend to no later than the fifteenth (15th) day of such month.

     3.8 Any payment required to be paid by the Line of Credit Notes, the Loan Documents or the Credit Agreement, with the exception of interest and principal, shall be due and payable no later than fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment.

     3.9 Provided the Agent has not exercised its right to accelerate the Line of Credit Notes as provided in the Line of Credit Notes, the Credit Agreement or the other Loan Documents: (a) in the event any payment of principal required under the Line of Credit Notes, either pursuant to the terms hereof or the terms of the Credit Agreement, is not received by the Agent, for the account of the Lender and Other Lender, by the fifteenth
(15th) day following the day on which such payment is due, the Makers shall pay to the Agent, for the account of the Lender and Other Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest, and
(b) in the event any scheduled payment of interest required under the Line of Credit Notes is not received by the Agent, for the account of the Lender and Other Lender, by the later of (i) fifteen (15) days from receipt by the Makers of written notice of the monthly interest installment and (ii) the fifteenth (15th) day of such month, the Makers shall pay to the Agent, for the account of the Lender and Other Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest. Further, if any payment required to be paid by the Line of Credit Notes, the Credit Agreement or the other Loan Documents, with the exception of interest and principal, is not paid within fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment, the Makers shall pay to the Agent, for the account of the Lender and Other Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest.

40   Collateral Security.  This Note and the other Line of Credit Note are issued pursuant to the Credit Agreement. This Note and the other Line of Credit Note are secured by the Credit Agreement, the Security Documents and the other Loan Documents. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Note and the other Line of Credit Note.

50   Events of Default.

     5.1 Upon the occurrence of an Event of Default, the Agent may, and upon the direction of the Required Lenders, shall declare the entire amount of this Note and the other Line of Credit Note, including the principal balance then outstanding thereunder, together with all interest accrued thereon, to be immediately due and payable, without notice, (the Makers hereby expressly waive notice of such Event of Default), time being of the essence of this Line of Credit Note and the other Line of Credit Note. Any Event of Default under this Note shall be an Event of Default under all other Loan Documents and an Event of Default under any other Loan Document shall be an Event of Default under this Note.

     5.2 In the event the Agent accelerates the Line of Credit Notes as herein provided or the full amount of outstanding principal and interest under the Line of Credit Notes is not fully repaid to the Agent for the account of the Lenders on or before the Maturity Date, then the entire unpaid principal balance under the Line of Credit Notes, together with all interest accrued thereon, shall bear interest from the date of an Event of Default or from the Maturity Date, respectively, at the Default Rate. Any late charge paid by the Makers shall be applied to the interest charged at the Default Rate after acceleration of the Line of Credit Notes.

     5.3 The remedies of the Agent, the Lender and Other Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by the Agent in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary, neither the Agent, the Lender or the Other Lender shall take any action, including, without limitation, in connection with the enforcement of any of their rights under the Line of Credit Notes, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by the Agent, the Lender or the Other Lender, as the case may be, with respect to all of the Line of Credit Notes and in accordance with the provisions of the Credit Agreement.

60   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by the Line of Credit Notes, to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by the Line of Credit Notes, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by the Agent, the Lender and the Other Lender, and all such excess shall be paid by the Agent, the Lender or the Other Lender, as the case shall be, to the Makers or to any party liable for the payment of the Loan evidenced by the Line of Credit Notes, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under the Note and the other Line of Credit Notes is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

70   Waivers/Miscellaneous Matters.

     7.1 The Line of Credit Notes are to be construed according to the applicable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note and the other Line of Credit Note is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of the Agent, subject to and in accordance with the terms of the Credit Agreement.

     7.2 The Line of Credit Notes may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     7.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note and the other Line of Credit Note hereby consents to any extension or renewal of this Note and the other Line of Credit Note or any part thereof, without notice, and agrees that it will remain liable under this Note and the other Line of Credit Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     7.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and neither the Agent, the Lender or the Other Lender shall have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with the Line of Credit Notes, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of the Agent, the Lender, the Other Lender and their successors and assignees under or in connection with the Line of Credit Notes, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications, shall be limited to the assets of the Makers, and the Agent, the Lender, the Other Lender and each of their successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of the Line of Credit Notes, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither the Agent, the Lender or the Other Lender nor any of their successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute). As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     7.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     7.6 All sums received by the Agent for application to this Note and the other Line of Credit Note shall be applied by the Agent in the manner set forth in Section 2.8 of the Credit Agreement.

     7.7 The Makers are strictly liable for and hereby agree to pay or reimburse the Agent (but not the Other Lender) for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the other Line of Credit Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Agent, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     7.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note and the other Line of Credit Note shall be given in accordance with the notice provisions of
Section 11.4 of the Credit Agreement.

     7.9 As used herein, the terms "Makers," "Agent," "Lender" and "Other Lender" shall be deemed to include their respective successors and assigns.

     7.10 In the event any one or more of the provisions of this Note or the other Line of Credit Note shall for any reasons be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note or the other Line of Credit Note operates or would prospectively operate to invalidate this Note or the other Line of Credit Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note or the other Line of Credit Note. The remaining provisions of this Note and the other Line of Credit Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note or the other Line of Credit Note are inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with the Line of Credit Note, the Line of Credit Note shall control.

     7.11 It is expressly understood and agreed that neither the Agent, the Lender or the Other Lender shall ever be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     7.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof (a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note and the other Line of Credit Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note and the other Line of Credit Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note and the other Line of Credit Note or other modifications from time to time prior to or after the Maturity Date, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon, (d) expressly agree that the Agent and/or the Lender or Other Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note and the other Line of Credit Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly liable for all sums due under this Note, the other Line of Credit Note and the other Loan Documents subject to the terms and conditions hereof and thereof.

     7.13 Neither the Agent or the Lender or Other Lender shall be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     7.14 Neither this Note or the other Line of Credit Note nor any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     7.15 Failure to accelerate this Note or the other Line of Credit Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of the Agent or the Lender or Other Lender to thereafter insist upon strict compliance with the terms of this Note and the other Line of Credit Note without previous notice of such intention being given to the Makers.

     7.16 Notwithstanding anything to the contrary in this Note, the other Line of Credit Notes, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     7.17 The section headings of this Note and the other Line of Credit Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note or the other Line of Credit Note.

     THE MAKERS AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LINE OF CREDIT NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS, THE AGENT, THE LENDER OR ANY OTHER LENDER.

                        SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Stephen A. Lovelette,
                                  Vice President

                                                       [CORPORATE SEAL]

NOTE:DOCUMENTARY STAMPS AND INTANGIBLE TAXES WERE PAID IN CONNECTION
WITH THE VARIOUS NOTES PREVIOUSLY CONSOLIDATED AND EVIDENCE OF SAME APPEARS ON THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED JULY 31, 1997, AND RECORDED IN OFFICIAL RECORDS BOOK 26802, PAGE 888 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA. THIS BIFURCATION OF NOTE AGREEMENT BIFURCATES EXISTING INDEBTEDNESS AND/OR UNFUNDED AVAILABILITY WITHOUT ENLARGEMENT. NO ADDITIONAL INDEBTEDNESS IS BEING INCURRED AND NO ADDITIONAL DOCUMENTARY STAMPS OR INTANGIBLE TAXES ARE DUE.

                     BIFURCATION OF NOTE AGREEMENT

     THIS BIFURCATION OF NOTE AGREEMENT ("Agreement) executed effective as of September 1, 1998 by and between ARVIDA/JMB PARTNERS, L.P., a Delaware limited partnership, ARVIDA/JMB PARTNERS, a Florida general partnership, ARVIDA GRAND BAY LIMITED PARTNERSHIP IV, a Delaware limited partnership, THE AOK GROUP, a Florida general partnership, METRODRAMA JOINT VENTURE, a Florida general partnership, SOUTHEAST FLORIDA HOLDINGS, INC., an Illinois corporation, GULF AND PACIFIC COMMUNICATIONS LIMITED PARTNERSHIP, a Delaware limited partnership and WESTON HILLS COUNTRY CLUB LIMITED PARTNERSHIP, a Delaware limited partnership (jointly and severally, "Borrowers"), having an address of 900 North Michigan Avenue, Chicago, Illinois 60611 and FIRST UNION NATIONAL BANK, as Agent, a national banking association, having an address of 5581 West Oakland Park Boulevard, 2nd Floor, Lauderhill, Florida 33313 ("Lender").

                         W I T N E S S E T H:

     WHEREAS, Lender is owner and holder of a certain Consolidated and Restated Demand Note Letter of Credit Line Promissory Note executed by Borrowers and dated of even date herewith in the original principal amount of $5,000,000 ("Consolidated Note"), subject to the terms of that certain Credit Agreement dated July 31, 1997 ("Credit Agreement") and secured by the "Security Documents" (as defined in the Credit Agreement); and

     WHEREAS, Borrowers and Lender wish to bifurcate the Consolidated Note into two notes to remain subject to the terms of the Credit Agreement, as modified of even date, and to remain secured by the Security Documents, as modified of even date.

     NOW, THEREFORE, in consideration of the mutual benefit to be obtained, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. The above recitals are true and correct and are incorporated herein by this reference.

     2. Borrowers acknowledge that the unpaid principal balance of the Consolidated Note as of the date hereof is $ -0- and the unfunded availability thereof is $5,000,000.

     3. As of the date hereof, Borrowers have no defenses, rights of set-off, claims or counterclaims against Lender under the Consolidated Note, the Credit Agreement or the Security Documents and Borrowers hereby reaffirm their obligations thereunder as modified hereby.

     4. This Agreement is not intended by Borrowers to be a novation, the existing indebtedness not being forgiven hereby, but merely bifurcated into two notes.

     5. The Consolidated Note is hereby bifurcated to evidence two debts, represented by: (a) a $3,080,000 Demand Note Letter of Credit Line Restated Renewal Promissory Note, attached hereto as Exhibit A, and (b) a $1,920,000 Demand Note Letter of Credit Line Restated Renewal Promissory Note, a copy of which is attached hereto as Exhibit B. Simultaneously herewith, the $1,920,000 Demand Note Letter of Credit Line Restated Renewal Promissory Note, a copy of which is attached hereto as Exhibit B shall be assigned by Lender to Bank United, a federal savings bank, due to which intended assignment the bifurcated notes attached hereto as Exhibit A and Exhibit B contain references to multiple lenders so as to be consistent with the Credit Agreement, as modified of even date.

     IN WITNESS WHEREOF, the parties have executed this Bifurcation of Note Agreement the day and year first above written.

                                  BORROWERS:

                                  ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       its sole general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]


                                  ARVIDA /JMB PARTNERS, a Florida general
partnership

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, a general
partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]

                                  ARVIDA GRAND BAY LIMITED PARTNERSHIP
IV,
                                  a Delaware limited partnership

                                  By:  ARVIDA GRAND BAY MANAGERS, INC.,
                                       a Delaware corporation, its sole
general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]



                                  THE AOK GROUP, a Florida general
partnership

                                  By:  ARVIDA/JMB PARTNERS, L.P.,
                                       a Delaware limited partnership, a
general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             a Delaware corporation, its
sole general partner

                                       By:
                                            Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]



                                  By:  ARVIDA/JMB PARTNERS, a Florida
general partnership, a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             Delaware corporation, a
general partner

                                       By:
                                             Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]

                                  METRODRAMA JOINT VENTURE,
                                  a Florida general partnership

                                  By:  ARVIDA/JMB PARTNERS, L.P.,
                                       a Delaware limited partnership,
                                       a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
                                             a Delaware corporation, its
sole
                                             general partner

                                       By:
                                             Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]

                                  By:  ARVIDA/JMB PARTNERS, a Florida
general partnership, a general partner

                                       By:   ARVIDA/JMB MANAGERS, INC.,
a Delaware corporation, a general partner

                                       By:
                                             Stephen A. Lovelette,
                                             Vice President
                                                       [CORPORATE SEAL]


                                  SOUTHEAST FLORIDA HOLDINGS, INC.,
                                  an Illinois corporation

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]

                                  GULF AND PACIFIC COMMUNICATIONS
                                  LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                  By:  PACIFIC PROPERTIES, INC., an
Illinois corporation, its sole general partners

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]

                                  WESTON HILLS COUNTRY CLUB LIMITED
PARTNERSHIP, a Delaware limited partnership

                                  By:  WHCC, INC., an Illinois
corporation,
                                       its sole general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President
                                                       [CORPORATE SEAL]




                                  LENDER:

                                  FIRST UNION NATIONAL BANK,
                                  a national banking association

                                  By:
                                  Print Name:
                                  Title:

                                                       [CORPORATE SEAL]

             EXHIBIT "A" TO BIFURCATION OF NOTE AGREEMENT

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE. NON-RECURRING INTANGIBLE TAXES SHALL BE PAID AT THE TIME OF EACH ADVANCE, ON SUCH ADVANCE.

                              DEMAND NOTE
                         LETTER OF CREDIT LINE

$3,080,000                            Effective Date: September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, its successors or assigns (the "Lender"), the principal sum of THREE MILLION EIGHTY THOUSAND DOLLARS ($3,080,000), or the Lender's Actual Share of all sums as may be advanced under the Letter of Credit Commitment, pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 "Actual Share" means the percentage interest of the Lender in the Advance made pursuant to the Letter of Credit Commitment.

     1.2 "Agent" means First Union National Bank, a national banking association.

     1.3 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which the Agent is closed pursuant to authorization or requirement of law.

     1.4 "Committed Share" means the percentage interest of the Lender in the Letter of Credit Commitment.

     1.5 "Credit Agreement" means the Credit Agreement dated July 31, 1997, between Lender and the Borrower (among others), as amended, of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.6 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).

     1.7 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.8 "Letter of Credit Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.9 "Letter of Credit Notes" means this Note and the other Letter of Credit Note executed by the Makers in favor of the Other Lender, each dated of even date herewith, in the aggregate amount of the Letter of Credit Commitment, as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.

     1.10 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.11 "Note" means this Note, in the amount of the Lender's Committed Share of the Letter of Credit Commitment, as same maybe amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.12 "Other Lender" means Bank United, a federal savings bank, also being a "Lender".

     1.13 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank, as its Prime Rate. The Prime Rate is a reference rate for the information and use of the Agent in establishing the actual rates to be charged to borrowers and is not necessarily the lowest rate charged by the Agent or the Lender. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, the Agent, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.14 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.
     1.15 "Security Documents" has the meaning ascribed to such terms in the Credit Agreement.

20   Payment of Interest and Principal.

     2.1 The Maker shall pay to the Agent for the account of the Lender and the Other Lender, the entire principal balance of all Advances outstanding under the Letter of Credit Notes, together with all interest accrued thereon, at the Prime Rate, not later than three (3) Business Banking Days following receipt of demand therefor, from the Agent. The failure of the Makers to make such payment at such time shall constitute an Event of Default hereunder, under the other Letter of Credit Note, and under the Credit Agreement, and thereafter interest shall accrue on the entire principal balance outstanding under the Letter of Credit Notes, at the Default Rate.

     2.2 All payments of principal and interest under the Letter of Credit Notes shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     2.3 All payments of principal and interest under the Letter of Credit Notes shall be made in immediately available funds by 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Banking Day, to the Agent for the account of the Lenders, at the office of the Agent at 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166, Attention: Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida," Attention: Jane Hurley, or at such other place as the Agent may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Letter of Credit Notes become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).

30   Collateral Security.  This Note and the other Letter of Credit Note are issued pursuant to the Credit Agreement. This Note and the other Letter of Credit Note are secured by the Credit Agreement, the Security Documents and the other Loan Documents. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Note and the other Letter of Credit Note. The Letter of Credit Commitment expires July 31, 2001, at which time, the Makers shall either (i) cause all underlying Letters of Credit to be returned and cancelled or (ii) if not previously paid to the Agent, pay to the Agent Cash Collateral (as defined in the Credit Agreement) in an amount equal to the maximum amount of all outstanding Letters of Credit.

40   Events of Default.  The remedies of the Agent, the Lender and Other
Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by the Agent in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary, neither the Agent, the Lender or the Other Lender shall take any action, including, without limitation, in connection with the enforcement of any of their rights under the Letter of Credit Notes, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by the Agent, the Lender or the Other Lender, as the case may be, with respect to all of the Letter of Credit Notes and in accordance with the provisions of the Credit Agreement.

50   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by the Letter of Credit Notes, to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by the Letter of Credit Notes, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by the Agent, the Lender and the Other Lender, and all such excess shall be paid by the Agent, the Lender or the Other Lender, as the case shall be, to the Makers or to any party liable for the payment of the Loan evidenced by the Letter of Credit Notes, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under the Note and the other Letter of Credit Notes is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

60   Waivers/Miscellaneous Matters.

     6.1 The Letter of Credit Notes are to be construed according to the applicable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note and the other Letter of Credit Note is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of the Agent, subject to and in accordance with the terms of the Credit Agreement.

     6.2 The Letter of Credit Notes may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     6.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note and the other Letter of Credit Note hereby consents to any extension or renewal of this Note and the other Letter of Credit Note or any part thereof, without notice, and agrees that it will remain liable under this Note and the other Letter of Credit Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     6.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and neither the Agent, the Lender or the Other Lender shall have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with the Letter of Credit Notes, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of the Agent, the Lender, the Other Lender and their successors and assignees under or in connection with the Letter of Credit Notes, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications, shall be limited to the assets of the Makers, and the Agent, the Lender, the Other Lender and each of their successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of the Letter of Credit Notes, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither the Agent, the Lender or the Other Lender nor any of their successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute). As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     6.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     6.6 All sums received by the Agent for application to this Note and the other Letter of Credit Note shall be applied by the Agent in the manner set forth in Section 2.8 of the Credit Agreement.

     6.7 The Makers are strictly liable for and hereby agree to pay or reimburse the Agent (but not the Other Lender) for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the other Letter of Credit Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Agent, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     6.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note and the other Letter of Credit Note shall be given in accordance with the notice provisions of
Section 11.4 of the Credit Agreement.

     6.9 As used herein, the terms "Makers," "Agent," "Lender" and "Other Lender" shall be deemed to include their respective successors and assigns.

     6.10 In the event any one or more of the provisions of this Note or the other Letter of Credit Note shall for any reasons be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note or the other Letter of Credit Note operates or would prospectively operate to invalidate this Note or the other Letter of Credit Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note or the other Letter of Credit Note. The remaining provisions of this Note and the other Letter of Credit Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note or the other Letter of Credit Note are inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with the Letter of Credit Notes, the Letter of Credit Notes shall control.

     6.11 It is expressly understood and agreed that neither the Agent, the Lender or the Other Lender shall ever be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     6.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof
(a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note and the other Letter of Credit Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note and the other Letter of Credit Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note and the other Letter of Credit Note or other modifications from time to time, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon,
(d) expressly agree that the Agent and/or the Lender or Other Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note and the other Letter of Credit Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly and primarily liable for all sums due under this Note, the other Letter of Credit Note and the other Loan Documents subject to the terms and conditions hereof and thereof.

     6.13 Neither the Agent or the Lender or Other Lender shall be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     6.14 Neither this Note or the other Letter of Credit Note nor any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     6.15 Failure to accelerate this Note or the other Letter of Credit Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of the Agent or the Lender or Other Lender to thereafter insist upon strict compliance with the terms of this Note and the other Letter of Credit Note without previous notice of such intention being given to the Makers.

     6.16 Notwithstanding anything to the contrary in this Note, the other Letter of Credit Note, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     6.17 The section headings of this Note and the other Letter of Credit Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note or the other Letter of Credit Note.

     THE MAKERS AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LETTER OF CREDIT NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS, THE AGENT, THE LENDER OR ANY OTHER LENDER.




                        SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]


                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]




                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]






                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]





                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]







                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Stephen A. Lovelette,
                                  Vice President

                                                       [CORPORATE SEAL]

             EXHIBIT "B" TO BIFURCATION OF NOTE AGREEMENT

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE. NON-RECURRING INTANGIBLE TAXES SHALL BE PAID AT THE TIME OF EACH ADVANCE, ON SUCH ADVANCE.

                              DEMAND NOTE
                         LETTER OF CREDIT LINE

$1,920,000                            Effective Date: September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, its successors or assigns (the "Lender"), the principal sum of ONE MILLION NINE HUNDRED TWENTY THOUSAND DOLLARS ($1,920,000), or the Lender's Actual Share of all sums as may be advanced under the Letter of Credit Commitment, pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 "Actual Share" means the percentage interest of the Lender in the Advance made pursuant to the Letter of Credit Commitment.

     1.2 "Agent" means First Union National Bank, a national banking association.

     1.3 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which the Agent is closed pursuant to authorization or requirement of law.

     1.4 "Committed Share" means the percentage interest of the Lender in the Letter of Credit Commitment.

     1.5 "Credit Agreement" means the Credit Agreement dated July 31, 1997, between Lender and the Borrower (among others), as amended, of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.6 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).

     1.7 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.8 "Letter of Credit Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.9 "Letter of Credit Notes" means this Note and the other Letter of Credit Note executed by the Makers in favor of the Other Lender, each dated of even date herewith, in the aggregate amount of the Letter of Credit Commitment, as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.

     1.10 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.11 "Note" means this Note, in the amount of the Lender's Committed Share of the Letter of Credit Commitment, as same maybe amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.12 "Other Lender" means Bank United, a federal savings bank, also being a "Lender".

     1.13 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank, as its Prime Rate. The Prime Rate is a reference rate for the information and use of the Agent in establishing the actual rates to be charged to borrowers and is not necessarily t he lowest rate charged by the Agent or the Lender. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, the Agent, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.14 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.
     1.15 "Security Documents" has the meaning ascribed to such terms in the Credit Agreement.

20   Payment of Interest and Principal.

     2.1 The Maker shall pay to the Agent for the account of the Lender and the Other Lender, the entire principal balance of all Advances outstanding under the Letter of Credit Notes, together with all interest accrued thereon, at the Prime Rate, not later than three (3) Business Banking Days following receipt of demand therefor, from the Agent. The failure of the Makers to make such payment at such time shall constitute an Event of Default hereunder, under the other Letter of Credit Note, and under the Credit Agreement, and thereafter interest shall accrue on the entire principal balance outstanding under the Letter of Credit Notes, at the Default Rate.

     2.2 All payments of principal and interest under the Letter of Credit Notes shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     2.3 All payments of principal and interest under the Letter of Credit Notes shall be made in immediately available funds by 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Banking Day, to the Agent for the account of the Lenders, at the office of the Agent at 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166, Attention: Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida," Attention: Jane Hurley, or at such other place as the Agent may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Letter of Credit Notes become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).

30   Collateral Security.  This Note and the other Letter of Credit Note are issued pursuant to the Credit Agreement. This Note and the other Letter of Credit Note are secured by the Credit Agreement, the Security Documents and the other Loan Documents. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Note and the other Letter of Credit Note. The Letter of Credit Commitment expires July 31, 2001, at which time, the Makers shall either (i) cause all underlying Letters of Credit to be returned and cancelled or (ii) if not previously paid to the Agent, pay to the Agent Cash Collateral (as defined in the Credit Agreement) in an amount equal to the maximum amount of all outstanding Letters of Credit.

40   Events of Default.  The remedies of the Agent, the Lender and Other
Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by the Agent in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary, neither the Agent, the Lender or the Other Lender shall take any action, including, without limitation, in connection with the enforcement of any of their rights under the Letter of Credit Notes, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by the Agent, the Lender or the Other Lender, as the case may be, with respect to all of the Letter of Credit Notes and in accordance with the provisions of the Credit Agreement.

50   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by the Letter of Credit Notes, to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by the Letter of Credit Notes, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by the Agent, the Lender and the Other Lender, and all such excess shall be paid by the Agent, the Lender or the Other Lender, as the case shall be, to the Makers or to any party liable for the payment of the Loan evidenced by the Letter of Credit Notes, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under the Note and the other Letter of Credit Notes is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

60   Waivers/Miscellaneous Matters.

     6.1 The Letter of Credit Notes are to be construed according to the applicable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note and the other Letter of Credit Note is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of the Agent, subject to and in accordance with the terms of the Credit Agreement.

     6.2 The Letter of Credit Notes may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     6.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note and the other Letter of Credit Note hereby consents to any extension or renewal of this Note and the other Letter of Credit Note or any part thereof, without notice, and agrees that it will remain liable under this Note and the other Letter of Credit Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     6.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and neither the Agent, the Lender or the Other Lender shall have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with the Letter of Credit Notes, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of the Agent, the Lender, the Other Lender and their successors and assignees under or in connection with the Letter of Credit Notes, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications, shall be limited to the assets of the Makers, and the Agent, the Lender, the Other Lender and each of their successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of the Letter of Credit Notes, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither the Agent, the Lender or the Other Lender nor any of their successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute). As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     6.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     6.6 All sums received by the Agent for application to this Note and the other Letter of Credit Note shall be applied by the Agent in the manner set forth in Section 2.8 of the Credit Agreement.

     6.7 The Makers are strictly liable for and hereby agree to pay or reimburse the Agent (but not the Other Lender) for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the other Letter of Credit Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Agent, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     6.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note and the other Letter of Credit Note shall be given in accordance with the notice provisions of
Section 11.4 of the Credit Agreement.

     6.9 As used herein, the terms "Makers," "Agent," "Lender" and "Other Lender" shall be deemed to include their respective successors and assigns.

     6.10 In the event any one or more of the provisions of this Note or the other Letter of Credit Note shall for any reasons be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note or the other Letter of Credit Note operates or would prospectively operate to invalidate this Note or the other Letter of Credit Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note or the other Letter of Credit Note. The remaining provisions of this Note and the other Letter of Credit Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note or the other Letter of Credit Note are inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with the Letter of Credit Notes, the Letter of Credit Notes shall control.

     6.11 It is expressly understood and agreed that neither the Agent, the Lender or the Other Lender shall ever be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     6.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof
(a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note and the other Letter of Credit Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note and the other Letter of Credit Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note and the other Letter of Credit Note or other modifications from time to time, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon,
(d) expressly agree that the Agent and/or the Lender or Other Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note and the other Letter of Credit Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly and primarily liable for all sums due under this Note, the other Letter of Credit Note and the other Loan Documents subject to the terms and conditions hereof and thereof.

     6.13 Neither the Agent or the Lender or Other Lender shall be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     6.14 Neither this Note or the other Letter of Credit Note nor any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     6.15 Failure to accelerate this Note or the other Letter of Credit Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of the Agent or the Lender or Other Lender to thereafter insist upon strict compliance with the terms of this Note and the other Letter of Credit Note without previous notice of such intention being given to the Makers.

     6.16 Notwithstanding anything to the contrary in this Note, the other Letter of Credit Note, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     6.17 The section headings of this Note and the other Letter of Credit Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note or the other Letter of Credit Note.

     THE MAKERS AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LETTER OF CREDIT NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS, THE AGENT, THE LENDER OR ANY OTHER LENDER.




                        SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]


                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]




                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]






                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]





                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]







                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Stephen A. Lovelette,
                                  Vice President

                                                       [CORPORATE SEAL]